                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[ ]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

                          NUVEEN MULTISTATE TRUST III
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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

                               IMPORTANT NOTICE
                            TO FUND SHAREHOLDERS
                                  JULY 26, 2005

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.  WHY AM I RECEIVING THIS PROXY STATEMENT?

A. Pursuant to an investment management agreement between your Fund and Nuveen Asset Management ("NAM"), NAM has served as your Fund's investment adviser and has been responsible for the overall investment strategy of your Fund. In addition, for certain Funds, NAM entered into an investment sub-advisory agreement pursuant to which a sub-adviser was retained to furnish investment advisory services to the Fund. NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). Nuveen is a publicly traded company and, until recently, was a majority-owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers").

     As part of St. Paul Travelers' previously announced three-part program to sell its entire equity interest in Nuveen (the "Sale"), St. Paul Travelers sold 39.3 million shares of Nuveen through a secondary public offering on April 12, 2005. Nuveen also repurchased $600 million of its shares from St. Paul Travelers. The repurchase of these shares is being completed through two steps -- a $200 million repurchase that closed on April 12, 2005, and a $400 million forward purchase (plus interest) that will settle later this year. Finally, St. Paul Travelers also entered into an agreement with two other parties to sell approximately 12 million common shares of Nuveen for settlement later this year. After completion of the Sale, Nuveen will emerge as a fully independent public company.

     Upon completion of the Sale, the investment management agreement between your Fund and NAM and, for certain Funds, the sub-advisory agreement between NAM and the sub-adviser may be terminated. In order for NAM and the sub-advisers to continue to serve as investment adviser and sub-adviser after the completion of the Sale, the shareholders of your Fund must approve a new investment management agreement and, if applicable, a new sub-advisory agreement. The enclosed Proxy Statement gives you additional information on the proposed new investment management agreement and new sub-advisory agreement, as well as certain other matters. The Board of Trustees of each Fund (the "Board," and each Trustee, a "Board Member"), including those Board Members who are not affiliated with NAM or any sub-adviser, unanimously recommend that you vote FOR the approval of the new investment management agreement and new sub-advisory agreement, if applicable, for your Fund.

     In addition, your Fund is seeking shareholder approval to elect Board Members to serve on your Fund's Board. The Board Members of your Fund unanimously recommend that you vote FOR the nominees for the Board.

     Please refer to the Proxy Statement for a detailed explanation of the items you are being asked to vote on.

Q. WHY IS A VOTE ON THE PROPOSED NEW INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT REQUIRED?

A. The completion of the Sale could be deemed to be an "assignment," as that term is defined in the Investment Company Act of 1940 ("1940 Act"), of the investment management agreement between each Fund and NAM and (for certain of the Funds) the sub-advisory agreement between NAM and each such Fund's sub-adviser. As required by the 1940 Act, under its terms, each investment management agreement and sub-advisory agreement would automatically terminate in the event of its assignment. As a result, shareholder approval of a new investment management agreement and, if applicable, a new sub-advisory agreement will permit NAM and each sub-adviser to continue to serve your Fund.

Q. WHAT WILL HAPPEN IF SHAREHOLDERS DO NOT APPROVE THE NEW INVESTMENT MANAGEMENT AGREEMENT OR SUB-ADVISORY AGREEMENT?

A. If the new investment management agreement or sub-advisory agreement is not approved, your Fund's Board will take such actions as it deems to be in the best interests of your Fund. This is discussed in more detail in the Proxy Statement.

Q.  HOW WILL THE SALE AFFECT ME AS A FUND SHAREHOLDER?

A. Your investment in your Fund will not change as a result of the Sale. You will still own the same shares in the Fund, and the value of your investment will not change as a result of the Sale. The new investment management agreement and sub-advisory agreement, if approved by shareholders, will still be with NAM and the same sub-adviser and the terms of the new investment management agreement and sub-advisory agreement are substantially identical to the terms of the original investment management agreement and sub-advisory agreement. In addition, the portfolio managers of your Fund will not change as a result of the new investment management agreement and sub-advisory agreement.

Q. WILL THE INVESTMENT MANAGEMENT AND SUB-ADVISORY FEE RATES BE THE SAME UPON THE APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT?

A. Yes, the investment management and sub-advisory fee rates will remain the same.

Q. HOW DO THE BOARD MEMBERS SUGGEST THAT I VOTE IN CONNECTION WITH THE NEW INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT?

A. After careful consideration, the Board of your Fund unanimously recommends that you vote "FOR" the approval of the new investment management and sub-advisory agreement.

Q. HOW DO THE BOARD MEMBERS SUGGEST THAT I VOTE IN CONNECTION WITH THE ELECTION OF BOARD MEMBERS?

A. After careful consideration, the Board of your Fund unanimously recommends that you vote "FOR" the nominees for the Board.

Q.  WILL MY VOTE MAKE A DIFFERENCE?

A. Your vote is needed to ensure that the proposals can be acted upon. Additionally, your immediate response will help save on the costs of any future solicitations for these shareholder votes. We encourage all shareholders to participate in the governance of their Fund.

Q.  WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your financial advisor. Alternatively, you may call Nuveen at (800) 257-8787 weekdays from 8:00 a.m. to 6:00 p.m. Central time.

Q.  HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.  WILL ANYONE CONTACT ME?

A. You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote.


NOTICE OF SPECIAL MEETING                                     333 West Wacker Drive
OF SHAREHOLDERS                                               Chicago, Illinois
JULY 26, 2005                                                 60606
                                                              (800) 257-8787

JUNE   , 2005

NUVEEN MULTISTATE TRUST I
  NUVEEN ARIZONA MUNICIPAL BOND FUND
  NUVEEN COLORADO MUNICIPAL BOND FUND
  NUVEEN FLORIDA MUNICIPAL BOND FUND
  NUVEEN MARYLAND MUNICIPAL BOND FUND
  NUVEEN NEW MEXICO MUNICIPAL BOND FUND
  NUVEEN PENNSYLVANIA MUNICIPAL BOND FUND
  NUVEEN VIRGINIA MUNICIPAL BOND FUND
NUVEEN MULTISTATE TRUST II
  NUVEEN CALIFORNIA MUNICIPAL BOND FUND
  NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND
  NUVEEN CONNECTICUT MUNICIPAL BOND FUND
  NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND
  NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND
  NUVEEN NEW JERSEY MUNICIPAL BOND FUND
  NUVEEN NEW YORK MUNICIPAL BOND FUND
  NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND
NUVEEN MULTISTATE TRUST III
  NUVEEN GEORGIA MUNICIPAL BOND FUND
  NUVEEN LOUISIANA MUNICIPAL BOND FUND
  NUVEEN NORTH CAROLINA MUNICIPAL BOND FUND
  NUVEEN TENNESSEE MUNICIPAL BOND FUND
NUVEEN MULTISTATE TRUST IV
  NUVEEN KANSAS MUNICIPAL BOND FUND
  NUVEEN KENTUCKY MUNICIPAL BOND FUND
  NUVEEN MICHIGAN MUNICIPAL BOND FUND
  NUVEEN MISSOURI MUNICIPAL BOND FUND
  NUVEEN OHIO MUNICIPAL BOND FUND
  NUVEEN WISCONSIN MUNICIPAL BOND FUND
NUVEEN MUNICIPAL TRUST
  NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND
  NUVEEN HIGH YIELD MUNICIPAL BOND FUND
  NUVEEN INSURED MUNICIPAL BOND FUND
  NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND
  NUVEEN LIMITED TERM MUNICIPAL BOND FUND
NUVEEN INVESTMENT TRUST
  NUVEEN BALANCED STOCK AND BOND FUND
  NUVEEN BALANCED MUNICIPAL AND STOCK FUND
  NUVEEN LARGE-CAP VALUE FUND
  NUVEEN NWQ MULTI-CAP VALUE FUND
NUVEEN INVESTMENT TRUST II
  NUVEEN RITTENHOUSE GROWTH FUND
  NUVEEN NWQ INTERNATIONAL VALUE FUND

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Nuveen Multistate Trust I, on behalf of its series Nuveen Arizona Municipal Bond Fund, Nuveen Colorado Municipal Bond Fund, Nuveen Florida Municipal Bond Fund, Nuveen Maryland Municipal Bond Fund, Nuveen New Mexico Municipal Bond Fund, Nuveen Pennsylvania Municipal Bond Fund and Nuveen Virginia Municipal Bond Fund; Nuveen Multistate Trust II, on behalf of its series Nuveen California Municipal Bond Fund, Nuveen California Insured Municipal Bond Fund, Nuveen Connecticut Municipal Bond Fund, Nuveen Massachusetts Municipal Bond Fund, Nuveen Massachusetts Insured Municipal Bond Fund, Nuveen New Jersey Municipal Bond Fund, Nuveen New York Municipal Bond Fund and Nuveen New York Insured Municipal Bond Fund; Nuveen Multistate Trust III, on behalf of its series Nuveen Georgia Municipal Bond Fund, Nuveen Louisiana Municipal Bond Fund; Nuveen North Carolina Municipal Bond Fund and Nuveen Tennessee Municipal Bond Fund; Nuveen Multistate Trust IV, on behalf of its series Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund and Nuveen Wisconsin Municipal Bond Fund; Nuveen Municipal Trust, on behalf of its series Nuveen All-American Municipal Bond Fund, Nuveen High Yield Municipal Bond Fund, Nuveen Insured Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund; Nuveen Investment Trust, on behalf of its series Nuveen Balanced Stock and Bond Fund ("Balanced Stock and Bond"), Nuveen Balanced Municipal and Stock Fund ("Balanced Municipal and Stock"), Nuveen Large-Cap Value Fund ("Large-Cap Value") and Nuveen NWQ Multi-Cap Value Fund ("NWQ Multi-Cap Value"); and Nuveen Investment Trust II, on behalf of its series Nuveen Rittenhouse Growth Fund ("Rittenhouse Growth") and Nuveen NWQ International Value Fund ("NWQ International Value"), each a Massachusetts business trust (each trust individually, a "Trust" and collectively, the "Trusts" and each series individually, a "Fund" and collectively, the "Funds"), will be held (along with the meeting of shareholders of several other Nuveen funds) in the Assembly Room of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675, on Tuesday, July 26, 2005, at 10:30 a.m., Chicago time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

MATTERS TO BE VOTED ON BY SHAREHOLDERS:

1. To approve a new investment management agreement between each Trust and Nuveen Asset Management ("NAM"), each Fund's investment adviser.

2. To approve a new sub-advisory agreement between NAM and each sub-adviser below:

     a. (For shareholders of Balanced Stock and Bond, Balanced Municipal and Stock and Large-Cap Value only) to approve a new sub-advisory agreement between NAM and Institutional Capital Corporation;

     b. (For shareholders of NWQ Multi-Cap Value and NWQ International Value only) to approve a new sub-advisory agreement between NAM and NWQ Investment Management Company, LLC; and

     c. (For shareholders of Rittenhouse Growth) to approve a new sub-advisory agreement between NAM and Rittenhouse Asset Management, Inc.

3. To elect nine (9) Trustees to the Board of Trustees (each, a "Board" and each Trustee, a "Board Member") of each Trust to serve until their successors shall have been duly elected and qualified.

4. To transact such other business as may properly come before the Meeting.

Shareholders of record at the close of business on May 20, 2005 are entitled to notice of and to vote at the Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Jessica R. Droeger
Vice President and Secretary


JOINT PROXY STATEMENT                                         333 West Wacker Drive
                                                              Chicago, Illinois
                                                              60606
                                                              (800) 257-8787

JUNE   , 2005

NUVEEN MULTISTATE TRUST I
  NUVEEN ARIZONA MUNICIPAL BOND FUND
  NUVEEN COLORADO MUNICIPAL BOND FUND
  NUVEEN FLORIDA MUNICIPAL BOND FUND
  NUVEEN MARYLAND MUNICIPAL BOND FUND
  NUVEEN NEW MEXICO MUNICIPAL BOND FUND
  NUVEEN PENNSYLVANIA MUNICIPAL BOND FUND
  NUVEEN VIRGINIA MUNICIPAL BOND FUND
NUVEEN MULTISTATE TRUST II
  NUVEEN CALIFORNIA MUNICIPAL BOND FUND
  NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND
  NUVEEN CONNECTICUT MUNICIPAL BOND FUND
  NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND
  NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND
  NUVEEN NEW JERSEY MUNICIPAL BOND FUND
  NUVEEN NEW YORK MUNICIPAL BOND FUND
  NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND
NUVEEN MULTISTATE TRUST III
  NUVEEN GEORGIA MUNICIPAL BOND FUND
  NUVEEN LOUISIANA MUNICIPAL BOND FUND
  NUVEEN NORTH CAROLINA MUNICIPAL BOND FUND
  NUVEEN TENNESSEE MUNICIPAL BOND FUND
NUVEEN MULTISTATE TRUST IV
  NUVEEN KANSAS MUNICIPAL BOND FUND
  NUVEEN KENTUCKY MUNICIPAL BOND FUND
  NUVEEN MICHIGAN MUNICIPAL BOND FUND
  NUVEEN MISSOURI MUNICIPAL BOND FUND
  NUVEEN OHIO MUNICIPAL BOND FUND
  NUVEEN WISCONSIN MUNICIPAL BOND FUND
NUVEEN MUNICIPAL TRUST
  NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND
  NUVEEN HIGH YIELD MUNICIPAL BOND FUND
  NUVEEN INSURED MUNICIPAL BOND FUND
  NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND
  NUVEEN LIMITED TERM MUNICIPAL BOND FUND
NUVEEN INVESTMENT TRUST
  NUVEEN BALANCED STOCK AND BOND FUND
  NUVEEN BALANCED MUNICIPAL AND STOCK FUND
  NUVEEN LARGE-CAP VALUE FUND
  NUVEEN NWQ MULTI-CAP VALUE FUND
NUVEEN INVESTMENT TRUST II
  NUVEEN RITTENHOUSE GROWTH FUND
  NUVEEN NWQ INTERNATIONAL VALUE FUND

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (each a "Board" and collectively, the "Boards," and each Trustee, a "Board Member" and collectively, the "Board Members") of Nuveen Multistate Trust I ("Multistate Trust I"), on behalf of its series Nuveen Arizona Municipal Bond Fund ("Arizona Municipal"), Nuveen Colorado Municipal Bond Fund ("Colorado Municipal"), Nuveen Florida Municipal Bond Fund ("Florida Municipal"), Nuveen Maryland Municipal Bond Fund ("Maryland Municipal"), Nuveen New Mexico Municipal Bond Fund ("New Mexico Municipal"), Nuveen Pennsylvania Municipal Bond Fund ("Pennsylvania Municipal") and Nuveen Virginia Municipal Bond Fund ("Virginia Municipal"); Nuveen Multistate Trust II ("Multistate Trust II"), on behalf of its series Nuveen California Municipal Bond Fund ("California Municipal"), Nuveen California Insured Municipal Bond Fund ("California Insured"), Nuveen Connecticut Municipal Bond Fund ("Connecticut Municipal"), Nuveen Massachusetts Municipal Bond Fund ("Massachusetts Municipal"), Nuveen Massachusetts Insured Municipal Bond Fund ("Massachusetts Insured"), Nuveen New Jersey Municipal Bond Fund ("New Jersey Municipal"), Nuveen New York Municipal Bond Fund ("New York Municipal") and Nuveen New York Insured Municipal Bond Fund ("New York Insured"); Nuveen Multistate Trust III ("Multistate Trust III"), on behalf of its series Nuveen Georgia Municipal Bond Fund ("Georgia Municipal"), Nuveen Louisiana Municipal Bond Fund ("Louisiana Municipal"); Nuveen North Carolina Municipal Bond Fund ("North Carolina Municipal") and Nuveen Tennessee Municipal Bond Fund ("Tennessee Municipal"); Nuveen Multistate Trust IV ("Multistate Trust IV"), on behalf of its series Nuveen Kansas Municipal Bond Fund ("Kansas Municipal"), Nuveen Kentucky Municipal Bond Fund ("Kentucky Municipal"), Nuveen Michigan Municipal Bond Fund ("Michigan Municipal"), Nuveen Missouri Municipal Bond Fund ("Missouri Municipal"), Nuveen Ohio Municipal Bond Fund ("Ohio Municipal") and Nuveen Wisconsin Municipal Bond Fund ("Wisconsin Municipal"); Nuveen Municipal Trust ("Municipal Trust"), on behalf of its series Nuveen All-American Municipal Bond Fund ("All-American"), Nuveen High Yield Municipal Bond Fund ("High Yield Municipal"), Nuveen Insured Municipal Bond Fund ("Insured Municipal"), Nuveen Intermediate Duration Municipal Bond Fund ("Intermediate Duration") and Nuveen Limited Term Municipal Bond Fund ("Limited Term"); Nuveen Investment Trust ("Investment Trust"), on behalf of its series Nuveen Balanced Stock and Bond Fund ("Balanced Stock and Bond"), Nuveen Balanced Municipal and Stock Fund ("Balanced Municipal and Stock"), Nuveen Large-Cap Value Fund ("Large-Cap Value") and Nuveen NWQ Multi-Cap Value Fund ("NWQ Multi-Cap Value"); and Nuveen Investment Trust II ("Investment Trust II"), on behalf of its series Nuveen Rittenhouse Growth Fund ("Rittenhouse Growth") and Nuveen NWQ International Value Fund ("NWQ International Value"), each a Massachusetts business trust (each trust individually, a "Trust" and collectively, the "Trusts" and each series individually, a "Fund" and collectively, the "Funds"), of proxies to be voted at a Special Meeting of Shareholders to be held (along with the meeting of shareholders of several other Nuveen funds) in the Assembly Room of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675, on Tuesday, July 26, 2005, at 10:30 a.m., Chicago time, (for each Trust, a "Meeting" and collectively, the "Meetings"), and at any and all adjournments thereof.

On the matters coming before each Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a proxy is returned and no choice is specified, the shares will be voted FOR approval of the new investment management agreement, FOR the approval of the new sub-advisory agreement, if applicable, and FOR the election of the nominees as listed in this Joint Proxy Statement. Shareholders who execute proxies may revoke them at any time before they are voted by filing with that Trust a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

This Joint Proxy Statement is first being mailed to shareholders on or about
June   , 2005.

The Board of each Trust has determined that the use of this Joint Proxy Statement for each Meeting is in the best interest of each Trust and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

                                                         PROPOSALS(1)
------------------------------------------------------------------------------------------
                                       APPROVE NEW
                                       INVESTMENT         APPROVE NEW
                                       MANAGEMENT        SUB-ADVISORY     ELECT NINE (9)
               FUND                     AGREEMENT          AGREEMENT       BOARD MEMBERS
------------------------------------------------------------------------------------------
MULTISTATE TRUST I                                                               X
  Arizona Municipal                         X
  Colorado Municipal                        X
  Florida Municipal                         X
  Maryland Municipal                        X
  New Mexico Municipal                      X
  Pennsylvania Municipal                    X
  Virginia Municipal                        X
------------------------------------------------------------------------------------------
MULTISTATE TRUST II                                                              X
  California Municipal                      X
  California Insured                        X
  Connecticut Municipal                     X
  Massachusetts Municipal                   X
  Massachusetts Insured                     X
  New Jersey Municipal                      X
  New York Municipal                        X
  New York Insured                          X
------------------------------------------------------------------------------------------
MULTISTATE TRUST III                                                             X
  Georgia Municipal                         X
  Louisiana Municipal                       X
  North Carolina Municipal                  X
  Tennessee Municipal                       X
------------------------------------------------------------------------------------------
MULTISTATE TRUST IV                                                              X
  Kansas Municipal                          X
  Kentucky Municipal                        X
  Michigan Municipal                        X
  Missouri Municipal                        X
  Ohio Municipal                            X
  Wisconsin Municipal                       X
------------------------------------------------------------------------------------------

                                                         PROPOSALS(1)
------------------------------------------------------------------------------------------
                                       APPROVE NEW
                                       INVESTMENT         APPROVE NEW
                                       MANAGEMENT        SUB-ADVISORY     ELECT NINE (9)
               FUND                     AGREEMENT          AGREEMENT       BOARD MEMBERS
------------------------------------------------------------------------------------------
MUNICIPAL TRUST                                                                  X
  All-American                              X
  High Yield Municipal                      X
  Insured Municipal                         X
  Intermediate Duration                     X
  Limited Term                              X
------------------------------------------------------------------------------------------
INVESTMENT TRUST                                                                 X
  Balanced Stock and Bond                   X                  X
  Balanced Municipal and Stock              X                  X
  Large-Cap Value                           X                  X
  NWQ Multi-Cap Value                       X                  X
------------------------------------------------------------------------------------------
INVESTMENT TRUST II                                                              X
  Rittenhouse Growth                        X                  X
  NWQ International Value                   X                  X
------------------------------------------------------------------------------------------

(1) Shareholders of all classes of each Fund or, in the case of the election of Board Members, of each Trust vote together on each proposal.

A quorum of shareholders is required to take action at each Trust's Meeting. A majority of the shares entitled to vote at each Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Meeting. Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the new investment management agreement and sub-advisory agreement, abstentions and broker non-votes will be treated as shares voted against the proposal. For purposes of determining the approval of the proposal to elect nominees for each of the Trusts, abstentions and broker non-votes will have no effect on the election of Board Members. The details of the proposals to be voted on by the shareholders of each Fund and the vote required for approval of the proposals are set forth under the description of the proposals below.

Those persons who were shareholders of record at the close of business on May 20, 2005 will be entitled to one vote for each share held. As of May 20, 2005, the shares of the Funds were issued and outstanding as follows:

                                                         CLASS OF SHARES
---------------------------------------------------------------------------------------
                 FUND                      CLASS A     CLASS B     CLASS C     CLASS R
---------------------------------------------------------------------------------------
MULTISTATE TRUST I
  Arizona Municipal
  Colorado Municipal
  Florida Municipal
  Maryland Municipal
  New Mexico Municipal
  Pennsylvania Municipal
  Virginia Municipal
---------------------------------------------------------------------------------------
MULTISTATE TRUST II
  California Municipal
  California Insured
  Connecticut Municipal
  Massachusetts Municipal
  Massachusetts Insured
  New Jersey Municipal
  New York Municipal
  New York Insured
---------------------------------------------------------------------------------------
MULTISTATE TRUST III
  Georgia Municipal
  Louisiana Municipal
  North Carolina Municipal
  Tennessee Municipal
---------------------------------------------------------------------------------------
MULTISTATE TRUST IV
  Kansas Municipal
  Kentucky Municipal
  Michigan Municipal
  Missouri Municipal
  Ohio Municipal
  Wisconsin Municipal
---------------------------------------------------------------------------------------
MUNICIPAL TRUST
  All-American
  High Yield Municipal
  Insured Municipal
  Intermediate Duration
  Limited Term
---------------------------------------------------------------------------------------
INVESTMENT TRUST
  Balanced Stock and Bond
  Balanced Municipal and Stock
  Large-Cap Value
  NWQ Multi-Cap Value
---------------------------------------------------------------------------------------
INVESTMENT TRUST II
  Rittenhouse Growth
  NWQ International Value

1. APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENTS

BACKGROUND

Under an investment management agreement between Nuveen Asset Management ("NAM" or the "Adviser") and each Trust (each, an "Original Investment Management Agreement" and collectively, the "Original Investment Management Agreements"), NAM has served as each Fund's investment adviser and has been responsible for each Fund's overall investment strategy and its implementation. The date of each Trust's Original Investment Management Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board is provided in Appendix A. NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). Nuveen is a publicly traded company and, until recently, was a majority-owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.

On March 25, 2005, Nuveen and St. Paul Travelers announced that St. Paul Travelers planned to implement a three-part program to sell its equity interest in Nuveen (the "Sale"). As part of St. Paul Travelers' previously announced three-part divestiture program, St. Paul Travelers sold 39.3 million shares of Nuveen's approximately 94 million outstanding common shares through a secondary public offering on April 12, 2005. Nuveen also repurchased $600 million of its common shares from St. Paul Travelers at a price of $32.98 per share, or approximately 18.2 million shares. The repurchase of these shares is being completed through two steps -- a $200 million repurchase that closed on April 12, 2005, and a $400 million forward purchase (plus interest) that will settle later this year. St. Paul Travelers also entered into an agreement with two other parties to sell approximately 12 million common shares of Nuveen for settlement later this year. Upon the closing of the secondary offering and the initial repurchase by Nuveen as well as the closing for the forward sale transactions later this year, Nuveen will emerge as a fully independent public company.

Each Original Investment Management Agreement, as required by Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"), provides for its automatic termination in the event of its "assignment" (as defined in the 1940
Act). Any change in control of the Adviser is deemed to be an assignment. The consummation of the Sale may be deemed a change in control of the Adviser and therefore cause the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act.

In anticipation of the Sale, each Board met in person at a joint meeting of each Trust's Board on May 10-12, 2005 for purposes of, among other things, considering whether it would be in the best interests of each Trust and its shareholders to approve a new investment management agreement between the Trust and NAM (each, a "New Investment Management Agreement" and collectively, the "New Investment Management Agreements").

The 1940 Act requires that with respect to each Fund the respective Trust's New Investment Management Agreement be approved by the Fund's shareholders in order for it to become effective with respect to that Fund. At the Board meeting, and for the reasons discussed below (see "Board Considerations in Approving New Investment Management Agreements and New Sub-Advisory Agreements" after Proposal
2), each Board, including a majority of the Board Members who are not parties to the Original Investment Management Agreements, New Investment Management Agreements or any subadvisory agreement entered into by the Adviser with respect to any Fund or who are not "interested persons" of the Trusts or the Adviser as defined in the 1940 Act (the "Independent Board Members"), unanimously approved the New Investment Management Agreement and unanimously recommended its approval by shareholders in order to assure continuity of investment advisory services to the Trust after the Sale. In the event shareholders of a Fund do not approve the New Investment Management Agreement, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders. The form of the New Investment Management Agreement is attached hereto as Appendix B.

COMPARISON OF ORIGINAL INVESTMENT MANAGEMENT AGREEMENT AND NEW INVESTMENT MANAGEMENT AGREEMENT

The terms of each New Investment Management Agreement, including fees payable to the Adviser by each Fund thereunder, are substantially identical to those of the Original Investment Management Agreement, except for the date of effectiveness. There is no change in the fee rate payable by each Fund to the Adviser. If approved by shareholders of a Fund, the New Investment Management Agreement for the respective Trust will expire with respect to that Fund on August 1, 2006, unless continued. Each New Investment Management Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Investment Management Agreement to the terms of the New Investment Management Agreement.

INVESTMENT MANAGEMENT SERVICES. The investment management services to be provided by the Adviser to each Fund under the New Investment Management Agreements will be identical to those services currently provided by the Adviser to each Fund under the Original Investment Management Agreements. Both the Original Investment Management Agreements and New Investment Management Agreements provide that the Adviser shall manage the investment and reinvestment of each Fund's assets in accordance with the Fund's investment objective and policies and limitations and administer the Fund's affairs to the extent requested by and subject to the supervision the Trust's Board. In addition, the investment management services will be provided by the same Adviser personnel under the New Investment Management Agreements as under the Original Investment Management Agreements. The Adviser does not anticipate that the Sale will have any adverse effect on the performance of its obligations under the New Investment Management Agreements.

FEES. Under each Original Investment Management Agreement and New Investment Management Agreement, the Fund pays to the Adviser an investment management fee that consists of two components -- a fund-level component, based only on the amount of assets within each individual Fund, and a complex-level component, based on the aggregate managed assets (which includes assets attributable to all types of leverage used in leveraged funds) of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. The investment management fee paid by each Fund equals the sum of the fund-level component and complex-level component.

The fee schedules for the fund-level component and complex-level component to be paid to the Adviser under the New Investment Management Agreements are identical to the fund-level component and complex-level component paid to the Adviser under the Original

Investment Management Agreements. The annual fund-level component for each Fund under the Original Investment Management Agreements and the New Investment Management Agreements, the fees paid by each Fund to the Adviser during each Fund's last fiscal year and the Fund's net assets as of May 1, 2005 are set forth in Appendix C to this Proxy Statement. The fee schedule for the complex-level component is the same for each Fund under both the Original Investment Management Agreements and New Investment Management Agreements and is also set forth in Appendix C.

PAYMENT OF EXPENSES. Under each Original Investment Management Agreement and each New Investment Management Agreement, the Adviser shall furnish, at its own cost, office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Trust's custodian, transfer agent and shareholder service agent, and the like) for the Trust.

LIMITATION ON LIABILITY. The Original Investment Management Agreements and New Investment Management Agreements provide that the Adviser will not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

CONTINUANCE. The Original Investment Management Agreement of each Trust originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the New Investment Management Agreement for that Fund, the New Investment Management Agreement with respect to that Fund will expire on August 1, 2006, unless continued. The New Investment Management Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

TERMINATION. The Original Investment Management Agreement and New Investment Management Agreement for each Trust provide that the Agreement may be terminated at any time without the payment of any penalty by the Trust or Adviser on sixty
(60) days' written notice to the other party. A Trust may effect termination by action of the Board or with respect to any Fund by vote of a majority of the outstanding voting securities of that Fund, accompanied by appropriate notice.

INFORMATION ABOUT THE ADVISER

NAM, a registered investment adviser, is a wholly-owned subsidiary of Nuveen.
Founded in 1898, Nuveen and its affiliates had approximately $     billion in
assets under management as of           , 2005. Nuveen is a publicly traded
company and, until the consummation of the Sale, is a majority owned subsidiary of St. Paul Travelers, 385 Washington Street, St. Paul, Minnesota 55102. Nuveen is listed on the New York Stock Exchange and trades under the symbol "JNC."

The principal occupation of the officers and directors of NAM who serve as officers or Board Members of the Trusts appears below under the headings "Board Nominees/Board

Members" and "The Officers." Information for the remaining officers and directors of NAM is shown in Appendix D. The business address of NAM, Nuveen and each principal executive officer and director of NAM is 333 West Wacker Drive, Chicago, Illinois 60606.

Board Member Schwertfeger sold           shares of Class A Stock of Nuveen on
the New York Stock Exchange since June 1, 2003. Mr. Schwertfeger received
$          in exchange for his shares of Nuveen sold.

SHAREHOLDER APPROVAL

To become effective with respect to a particular Fund, the New Investment Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with all classes voting together. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. Each New Investment Management Agreement was approved by the Board of the respective Trust on behalf of the Funds after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below. The Board of each Trust also determined to submit the Trust's New Investment Management Agreement for consideration by the shareholders of the Trust.

THE BOARD OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE TRUST VOTE FOR APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.

2.  APPROVAL OF THE NEW SUB-ADVISORY AGREEMENTS

BACKGROUND

NAM entered into an investment sub-advisory agreement (each, an "Original Sub-Advisory Agreement" and collectively, the "Original Sub-Advisory Agreements") with respect to certain Funds (each, a "Sub-Advised Fund" and collectively, the "Sub-Advised Funds") with various sub-advisers (each, a "Sub-Adviser" and collectively, the "Sub-Advisers") as set forth below:

SUB-ADVISED FUND                                               SUB-ADVISER
---------------------------------------------------------------------------
INVESTMENT TRUST
  Balanced Stock and Bond                                        ICAP(1)
  Balanced Municipal and Stock                                   ICAP(2)
  Large-Cap Value                                                 ICAP
  NWQ Multi-Cap                                                  NWQ(3)
INVESTMENT TRUST II
  NWQ International Value                                          NWQ
  Rittenhouse Growth                                          Rittenhouse(4)
---------------------------------------------------------------------------

(1) "ICAP" is Institutional Capital Corporation.

(2) ICAP is the sub-adviser only with respect to the Fund's equity investments.

(3) "NWQ" is NWQ Investment Management Company, LLC.

(4) "Rittenhouse" is Rittenhouse Asset Management, Inc.

The date of each Original Sub-Advisory Agreement and the date it was last approved by shareholders and approved for continuance by the Board is provided in Appendix E.

As with the Original Investment Management Agreements, each Original Sub-Advisory Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment. A change in control of the investment adviser or sub-adviser is deemed to be an assignment. The completion of the Sale may be deemed a change in control of NAM and therefore may be deemed an assignment of each Original Sub-Advisory Agreement resulting in its automatic termination, as required by the 1940 Act. In addition, for NWQ and Rittenhouse, which are majority-owned subsidiaries of Nuveen, the completion of the Sale may be deemed a change in control of NWQ and Rittenhouse and therefore may be deemed an assignment of each Original Sub-Advisory Agreement resulting in its automatic termination, as required by the 1940 Act.

In anticipation of the Sale, the Board of each Sub-Advised Fund met in person on May 10-12, 2005 for purposes of considering whether it would be in the best interests of each Sub-Advised Fund and its shareholders to approve a new sub-advisory agreement between NAM and the respective Sub-Adviser (each a "New Sub-Advisory Agreement" and collectively, the "New Sub-Advisory Agreements"). At the Board meeting, and for the reasons discussed below (see "Board Considerations in Approving New Investment Management Agreements and New Sub-Advisory Agreements" after Proposal 2), the Board of each Sub-Advised Fund, including a majority of the Independent Board Members, unanimously determined that the Sub-Advised Fund's New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and approved the Fund entering into the New Sub-Advisory Agreement, subject to the consummation of the Sale and approval by shareholders.

The 1940 Act requires that with respect to each Sub-Advised Fund the New Sub-Advisory Agreement for that Fund be approved by that Sub-Advised Fund's shareholders in order for it to become effective with respect to that Fund. The Board of each Sub-Advised Fund unanimously recommends that shareholders approve the New Sub-Advisory Agreement. In the event shareholders of a Sub-Advised Fund do not approve the New Sub-Advisory

Agreement, the Board will take such action as it deems to be in the best interests of the Sub-Advised Fund and its shareholders. The form of the New Sub-Advisory Agreement is attached hereto as Appendix F.

COMPARISON OF ORIGINAL SUB-ADVISORY AGREEMENT AND
NEW SUB-ADVISORY AGREEMENT

The terms of each New Sub-Advisory Agreement, including fees payable to the Sub-Adviser by NAM thereunder, are substantially identical to those of the Original Sub-Advisory Agreement, except for the date of effectiveness. There is no change in the fee rate payable by NAM to the Sub-Adviser. If approved by shareholders of a Fund, the New Sub-Advisory Agreement for the Fund will expire on August 1, 2006, unless continued. Each New Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Sub-Advisory Agreements to the terms of the New Sub-Advisory Agreements.

ADVISORY SERVICES. The advisory services to be provided by the Sub-Adviser to each Sub-Advised Fund under the New Sub-Advisory Agreements will be identical to those advisory services currently provided by the Sub-Adviser to each Sub-Advised Fund under the Original Sub-Advisory Agreements. Both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the Sub-Adviser will furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Fund's investment portfolio allocated by the Adviser to the Sub-Adviser, all on behalf of the Fund and subject to supervision of the Trust's Board and the Adviser. In performing its duties under both the Original Sub-Advisory Agreements and the New Sub-Advisory Agreements, the Sub-Adviser will monitor the Fund's investments and will comply with the provisions of the Trust's Declaration of Trust and By-Laws and the stated investment objectives, policies and restrictions of the Fund. It is not anticipated that the Sale will have any adverse effect on the performance of a Sub-Adviser's obligations under the New Sub-Advisory Agreements.

Under the Original Sub-Advisory Agreement and New Sub-Advisory Agreement with ICAP, ICAP is engaged to provide services to the entire investment portfolio of Large-Cap Value and Balanced Stock and Bond and the equity investments only of Balanced Municipal and Stock. The other Sub-Advisers are engaged to provide services to the entire investment portfolio of the Funds they sub-advise.

BROKERAGE. Both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements authorize the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the Sub-Adviser.

FEES. Under both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements, the Adviser pays the Sub-Adviser a portfolio management fee out of the investment management fee it receives from the respective Fund. The rate of the portfolio management fees payable by the Adviser to each Sub-Adviser under the New Sub-Advisory Agreements is identical to the rate of the fees paid under the Original Sub-Advisory Agreements. The annual rate of portfolio management fees payable to each Sub-Adviser under the Original

Sub-Advisory Agreements and the New Sub-Advisory Agreements and the fees paid by the Adviser to each Sub-Adviser with respect to each Sub-Advised Fund during each Sub-Advised Fund's last fiscal year is set forth in Appendix G to this Proxy Statement. Appendix G also includes the advisory fee rates and net assets of funds not included in this Proxy Statement advised by each Sub-Adviser with similar investment objectives as the Funds the Sub-Adviser sub-advises.

PAYMENT OF EXPENSES. Under each Original Sub-Advisory Agreement and New Sub-Advisory Agreement, the Sub-Adviser agrees to pay all expenses it incurs in connection with its activities under the Agreement other than the cost of securities (including brokerage commissions and other related expenses) purchased for the Fund.

LIMITATION ON LIABILITY. The Original Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the Sub-Adviser will not be liable for, and the Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Sub-Adviser's duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under the Agreement, or by reason of its reckless disregard of its obligations and duties under the Agreement.

CONTINUANCE. The Original Sub-Advisory Agreement of each Sub-Advised Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Sub-Advised Fund approve the New Sub-Advisory Agreement for that Fund, the New Sub-Advisory Agreement will expire on August 1, 2006, unless continued. Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

TERMINATION. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement for each Sub-Advised Fund provide that the Agreement may be terminated at any time without the payment of any penalty by NAM on sixty (60) days' written notice to the Sub-Adviser. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement may also be terminated by a Sub-Advised Fund with respect to that Fund by action of the Board or by a vote of a majority of the outstanding voting securities of that Fund, accompanied by 60 days' written notice.

The Original Sub-Advisory Agreement and New Sub-Advisory Agreement for each Sub-Advised Fund is also terminable with respect to that Fund at any time without the payment of any penalty, by the Adviser, the Board or by vote of a majority of the outstanding voting securities of that Fund in the event that it is established by a court of competent jurisdiction that the Sub-Adviser or any of its officers or directors has taken any action that results in a breach of the representations of the Sub-Adviser set forth in the Agreement.

INFORMATION ABOUT SUB-ADVISERS

ICAP. ICAP, 225 West Wacker Drive, Chicago, Illinois 60606, manages the entire investment portfolios of Large-Cap Value and Balanced Stock and Bond, and the equity investments portion of Balanced Municipal and Stock. ICAP is an institutional investment management firm that was founded in 1970 and has approximately $  billion in assets under
management as of           , 2005. Mr. Robert H. Lyon, President, owns shares
representing 51% of the voting rights of ICAP. Nuveen owns a non-voting common stock interest in ICAP equalling approximately 20%.

NWQ. NWQ, 2049 Century Park East, 4th Floor, Los Angeles, California 90067, an affiliate of NAM, manages the investment portfolios of NWQ Multi-Cap Value and NWQ International Value. NWQ is organized as a member-managed limited liability company, and its sole managing member is Nuveen. NWQ has provided investment management services to institutions and high net worth individuals since 1982.
NWQ managed over $     billion in assets as of  _____________ , 2005.

Rittenhouse. Rittenhouse, Five Radnor Corporate Center, Radnor, Pennsylvania 19087, manages the investment portfolio of Rittenhouse Growth. Rittenhouse, a wholly-owned subsidiary of Nuveen, is an institutional investment management
firm with over 20 years of experience and approximately $     billion in assets
under management as of           , 2005.

The principal occupation of the officers and directors of each Sub-Adviser who serve as officers or Board Members of the Trusts appears below under the headings "Board Nominees/Board Members" and "The Officers." Information for the remaining officers and directors of each Sub-Adviser is shown in Appendix H.

SHAREHOLDER APPROVAL

To become effective, each New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with all classes voting together. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. Each New Sub-Advisory Agreement was approved by the Board after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. The Board also determined to submit the New Sub-Advisory Agreement for consideration by the shareholders of the Fund.

THE BOARD OF EACH SUB-ADVISED FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE FUND'S NEW SUB-ADVISORY AGREEMENT.

BOARD CONSIDERATIONS IN APPROVING NEW INVESTMENT MANAGEMENT AGREEMENTS AND NEW SUB-ADVISORY AGREEMENTS

At a meeting held on May 10-12, 2005, the Board each Trust, including the Independent Board Members, unanimously approved the New Investment Management Agreement between each Trust and NAM and the New Sub-Advisory Agreements between NAM and the Sub-Advisers (NAM and the Sub-Advisers are each, a "Fund Adviser").

THE APPROVAL PROCESS. To assist the Board in its evaluation of an advisory contract with a Fund Adviser, the Independent Board Members received a report in adequate time in advance of their meeting which outlined, among other things, the services provided by the Fund Adviser; the organization of the Fund Adviser, including the responsibilities of various departments and key personnel; the Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party (a "Peer Group") as described below and if available, with recognized or, in certain cases, customized benchmarks; the profitability of the Fund Adviser and certain industry profitability analyses for advisers to unaffiliated investment companies; the expenses of the Fund Adviser in providing the various services; the advisory fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds in its Peer Group as well as comparisons of the Fund Adviser's management fees with the fees the Fund Adviser assesses to other types of investment products or accounts, if any; the soft dollar practices of the Fund Adviser; and the expenses of each Fund, including comparisons of the Fund's expense ratios (after any fee waivers) with the expense ratios of its Peer Group. This information supplements that received by the Board throughout the year regarding Fund performance, expense ratios, portfolio composition, trade execution and sales activity.

In addition to the foregoing materials, independent legal counsel to the Independent Board Members provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the Board Members under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the Board meeting, NAM made a presentation to and responded to questions from the Board. In addition, the Independent Board Members noted that each Sub-Adviser also had previously made written or oral presentations to the Board providing the respective Sub-Adviser with the opportunity to explain its investment strategies, discuss market conditions, and highlight any material issues. Many of these presentations were part of site visits by the Board throughout the year. After the presentations and after reviewing the written materials, the Independent Board Members met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contract. It is with this background that the Board Members considered each advisory contract (which includes the Sub-Advisory Agreements) with a Fund Adviser. The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission directives relating to the renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A.  NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the nature, extent and quality of the respective Fund Adviser's services, the Board Members reviewed information concerning the types of services that a Fund Adviser or its affiliates provide and are expected to provide to the Nuveen Funds; narrative and statistical information concerning the Fund's performance record and how such performance compares to the Fund's Peer Group and, if available, recognized benchmarks or, in certain cases, customized benchmarks (as described in further detail in Section B below); information describing the Fund Adviser's organization and its various departments, the experience and responsibilities of key personnel, and available resources. In the discussion of key personnel, the Board Members received materials regarding the changes or additions in personnel of the applicable Fund Adviser. The Board Members further noted the willingness of the personnel of NAM to engage in open, candid discussions with the Board. The Board Members further considered the quality of the Fund Adviser's investment process in making portfolio management decisions, including any refinements or improvements to the portfolio management processes, enhancements to technology and systems that are available to portfolio managers, and any additions of new personnel which may strengthen or expand the research and investment capabilities of the Fund Adviser. In their review, the Board Members also noted that Nuveen won the Lipper Award for Best Fund Family: Fixed Income-Large Asset Class, for 2004. Given the Board Members' experience with the Funds, other Nuveen funds and the Fund Advisers, the Board Members noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of the Fund Advisers.

In addition to advisory services, the Independent Board Members considered the quality of the administrative or non-advisory services provided. In this regard, NAM provides the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, NAM and its affiliates provide each Fund with a wide range of services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the Board Members considered, in particular, a Fund Adviser's policies and procedures for assuring compliance with applicable laws and regulations in light of the new Securities and Exchange Commission regulations governing compliance. The Board Members noted NAM's focus on compliance and its compliance systems. In their review, the Board Members considered, among other things, the additions of experienced personnel to NAM's compliance group and modifications and other enhancements to NAM's computer systems. In addition to the foregoing, the Board Members also noted that NAM outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services.

In addition to the above, the Board also considered the following with respect to Funds that utilize a Sub-Adviser, the Board Members considered NAM's ability and procedures to monitor the respective Sub-Adviser's performance, business practices and compliance policies and procedures. In this regard, the Board Members noted the role of NAM's investment oversight committee, including its increased personnel, the responsibilities and experience of the staff, and procedures to monitor Sub-Advisers, including the use of site visits.

With respect to services provided to the Funds that are municipal funds, the Board Members also noted, among other things, the enhancements NAM implemented to its municipal portfolio management processes (e.g., the increased use of benchmarks to guide and assess the performance of its portfolio managers); the implementation of a risk management program; and the various initiatives being undertaken to enhance or modify NAM's computer systems as necessary to support the innovations of the municipal investment team (such as, the ability to assess certain historical data in order to create customized benchmarks, perform attribution analysis and facilitate the use of derivatives as hedging instruments).

With respect to the Sub-Advisers, the Independent Board Members noted that the Sub-Advisory Agreements were essentially agreements for portfolio management services only and the respective Sub-Adviser was not expected to supply other significant administrative services to the Funds.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were of a high level and were quite satisfactory.

B.  THE INVESTMENT PERFORMANCE OF THE FUND AND FUND ADVISERS

As previously noted, the Board received a myriad of performance information regarding each Fund and its Peer Group, if available. Among other things, the Board received materials reflecting a Fund's historic performance, the Fund's performance compared to its Peer Group if available and its performance compared to recognized and, in certain cases, customized benchmarks (as applicable). Further in evaluating the performance information, in certain limited instances, the Board Members noted that the closest Peer Group for a Fund still would not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Peer Group.

With respect to national and state municipal funds, the performance data included, among other things, such Fund's performance relative to its peers, except as noted. More specifically, a Fund's one-, three- and five-year total returns (as available) for the periods ending December 31, 2004 were evaluated relative to the unaffiliated funds in its respective Peer Group (including the returns of individual peers as well as the Peer Group average) as well as additional performance information with respect to all funds in the Peer Group, subject to the following. Certain state municipal Funds do not have a corresponding Peer Group in which case their performance is measured against a state-specific municipal index compiled by an independent third party. Such indices measure bond performance rather than fund performance. The two Funds that utilize such indices are New Mexico Municipal and Wisconsin Municipal. Based on their review, the Board Members considered the Fund's absolute and relative investment performance over time had been satisfactory.

With respect to the non-municipal funds, the Board Members reviewed performance information including, among other things, total return information compared with the Fund's Peer Group as well as recognized and, in some cases, customized benchmarks for the one-, three- and five-year periods (as applicable) ending December 31, 2004. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Board Members considered the respective Fund's absolute and relative investment performance over time had been satisfactory, except as noted.

Although Rittenhouse Growth's performance over certain recent periods has not compared favorably to its peers or benchmark, its performance has seen recent improvement. The Board Members also noted that such Fund was in the top quartile compared to its peers for the five-year performance period ending December 31, 2004. In addition, the Board Members noted that the Rittenhouse investment team made significant modifications to its investment approach with the introduction of a new quality model to expand its universe of eligible investments, restructured and added to its investment team, and further added analytical tools to support its investment process. The Board was satisfied with Rittenhouse's initiatives to address performance concerns.

C.  FEES, EXPENSES AND PROFITABILITY

FEES AND EXPENSES. In evaluating the management fees and expenses that a Fund is expected to bear, the Board Members considered the Fund's current management fee structure, the sub-advisory fee arrangements (as applicable) and the Fund's expected expense ratios in absolute terms as well as compared with the fees and respective expense ratios of the unaffiliated funds in its Peer Group. The Board Members reviewed the financial information of the respective Fund Adviser, including its respective revenues, expenses and profitability. In reviewing fees, the Board Members, among other things, reviewed comparisons of the Fund's gross management fees (fees after fund-level and complex-wide level breakpoints but before reimbursement and fee waivers), net management fees (after breakpoints and reimbursements and fee waivers) and total expense ratios (before and after waivers) with those of the unaffiliated funds in its Peer Group and peer averages. In this regard, the Board Members noted that the relative ranking of the Nuveen Funds on fees and expenses was aided by the significant level of fee reductions provided by the fund-level and complex-wide breakpoint schedules, and the fee waivers and reimbursements provided by Nuveen for certain Funds launched since 1999. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled "Economies of Scale and Whether Fee Levels Reflect these Economies of Scale." In addition to the foregoing, in their review of the fee and expense information provided for the municipal funds, including, in particular, the expense ratios of the unaffiliated funds in the Peer Group, the Board Members determined that such Funds' net total expense ratios were within an acceptable range compared to such peers. The Board Members further noted that net total expense ratios for all the open-end equity and balanced Funds, except the NWQ International Value, were somewhat above the peer averages. Nevertheless, the Board Members noted that when the comparisons were made with unaffiliated funds of comparable total asset size, such Funds were within the mid-range of that narrower Peer Group.

COMPARISONS WITH THE FEES OF OTHER CLIENTS. The Board Members further compared the fees of NAM to the fees NAM or an affiliate thereof assessed for other types of clients. With respect to non-municipal funds, such other clients included separate managed accounts as well as fees charged on funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. With respect to the municipal funds, such other clients included clients investing in municipal funds, such as municipal managed accounts. With respect to separately managed accounts or municipal managed accounts, the advisory fees for such accounts are generally lower than those charged to the comparable Fund. The Board Members noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Funds, compared to individually managed separate accounts. For instance, as described above, NAM and its affiliates provide numerous services to the Funds including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the Board Members noted the increased compliance requirements for funds in light of new Securities and Exchange Commission regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts. In addition to the differences in services, the Board Members also considered, among other things, the differences in product distribution, investor profiles and account sizes. Accordingly, the Board Members believe that the nature and number of services provided to operate a Fund merit the higher fees than those to separate managed accounts.

In considering the fees of the Sub-Advisers, the Board Members also considered the pricing schedule the respective Sub-Adviser charges for similar investment management services for other fund sponsors or clients. In this regard, the Board Members noted that the sub-advisory fees were at the lower end of the respective Sub-Adviser's fee schedule.

PROFITABILITY OF FUND ADVISERS. In conjunction with its review of fees, the Board Members also considered the profitability of NAM (which incorporated Nuveen's wholly-owned affiliated sub-advisers -- Rittenhouse and NWQ) as well as the profitability of ICAP. The Board Members reviewed the respective Fund Adviser's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the Board Members recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. Accordingly, the Board Members reviewed a Fund Adviser's assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The Board Members also recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc., and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Board Members considered the respective Fund Adviser's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The Board Members also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by NAM. Based on their review, the Board Members were satisfied that each Fund Adviser's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered any other revenues paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.  ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

In reviewing the compensation, the Board Members have long understood the benefits of economies of scale as the assets of a fund grows and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the Board Members received and reviewed the schedules of advisory fees for each Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May, 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement was introduced on August 1, 2004 and the Board Members reviewed data regarding the reductions of fees for the Funds for the period of August 1, 2004 to December 31, 2004. In evaluating the complex-wide fee arrangement, the Board Members considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Board Members also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E.  INDIRECT BENEFITS

In evaluating fees, the Board Members also considered any indirect benefits or profits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Board Members considered any benefits from soft dollar arrangements. The Board Members noted that although NAM manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that NAM typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services. With respect to ICAP, NWQ and Rittenhouse, the Board Members considered that the Sub-Adviser benefits from its soft dollar arrangements pursuant to which the Sub-Adviser receives research from brokers that execute the applicable Fund's portfolio transactions. The Board Members received and reviewed materials concerning such Sub-Adviser's brokerage practices, including its broker allocation policies and procedures, the types of research and brokerage services received, the brokers providing such services, and the dollar amount of commissions allocated to brokers for soft dollar arrangements for the last calendar year. In considering the types of research received, the Board Members noted that such Sub-Adviser either has already limited (or has agreed to modify its practices to limit) the use of soft dollars to research with intellectual content. The Board Members recognized that a Sub-Adviser's profitability may be lower if the Sub-Adviser was required to pay for this research with hard dollars.

In addition to soft dollar arrangements, the Board Members also considered any other revenues, if any, received by NAM or its affiliates. In this regard, for Funds with 12b-1 plans, the Board Members received and considered the amount of 12b-1 fees retained by Nuveen during the last calendar year. The Board Members noted that the vast majority of the 12b-1 fees received by Nuveen are ultimately paid to other financial advisers.

F.  OTHER CONSIDERATIONS

Nuveen, until recently, was a majority owned subsidiary of St. Paul Travelers. As noted, St. Paul Travelers earlier this year announced its intention to divest its equity stake in Nuveen. Nuveen is the parent of NAM. Pursuant to a series of transactions, St. Paul Travelers has begun to reduce its interest in Nuveen which will ultimately result in a change of control of Nuveen and therefore NAM. As mandated by the 1940 Act, such a change in control would result in an assignment of the advisory agreement with NAM and the automatic termination of such agreement. Accordingly, the Board also considered the approval of a New Investment Management Agreement with each Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for each Fund a New Investment Management Agreement on substantially identical terms to the existing Investment Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest St. Paul Travelers' interest will have an impact on the various factors they considered in approving NAM, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul Travelers transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of NAM; the possible benefits and costs of the transactions to the respective Fund; the potential implications of any arrangements used by Nuveen to finance certain of the transactions; the ability of NAM to perform its duties after the transactions; whether a Fund's fee structure or expense ratio would change; any changes to the current practices of the respective Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the operations of NAM. Based on its review, the Board determined that St. Paul Travelers' divestiture would not affect the nature and quality of services provided by NAM, the terms of the Investment Management Agreement, including the fees thereunder, and would not materially affect the organization or operations of NAM. Accordingly, the Board determined that their analysis of the various factors regarding their approval of NAM would continue to apply after the change of control.

In addition to the foregoing, a change in control of NAM may be deemed an assignment of the Sub-Advisory Agreement between NAM and the respective Sub-Adviser. Further, NWQ and Rittenhouse are wholly-owned subsidiaries of Nuveen. Accordingly, the change of control of Nuveen would also result in a change of control of such Sub-Advisers resulting in the automatic termination of the Original Sub-Advisory Agreements with such Sub-Advisers. The Board therefore considered approval of a New Sub-Advisory Agreement with each Sub-Adviser in light of the anticipated change of control. More specifically, the Board considered approval of each New Sub-Advisory Agreement on substantially identical terms as the respective existing Sub-Advisory Agreement, to take effect after the change of control has occurred and the agreement has been approved by Fund shareholders. In reviewing the impact of the St. Paul Travelers divesture on the respective Sub-Adviser, the Board considered the same factors as outlined previously with respect to their review of NAM. As with NAM, the Board concluded that the St. Paul Travelers divestiture would not affect the nature and quality of services provided by the respective Sub-Adviser, the terms of the Sub-Advisory Agreement, including the fees paid thereunder, and would not materially affect the organization or operations of the Sub-Adviser. Accordingly, the Board determined that their analysis of the various factors regarding their review and approval of the respective Sub-Adviser would continue to apply following the change in control.

G. APPROVAL

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of Independent Board Members, concluded that the terms of the Investment Management and Sub-Advisory Agreements were fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund, that the renewal of the NAM Investment Management Agreement and each Sub-Advisory Agreement should be approved, and that the new, post-change of control NAM Investment Management Agreement and the Sub-Advisory Agreements be approved and recommended to shareholders.

3.  ELECTION OF BOARD MEMBERS

At each Trust's Meeting, nine (9) Board Members are to be elected to serve until their successors shall have been duly elected and qualified. Board Members Bremner, Brown, Evans, Hunter, Kundert, Schneider, Schwertfeger, Stockdale and Sunshine are nominees for election by all shareholders.

For each Trust, the affirmative vote of a plurality of the shares of the Trust, all series and classes voting together, present and entitled to vote at the Meeting will be required to elect the Board Members of that Trust.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Trust if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Trust's present Board.

All of the Board Member nominees, except Board Members Hunter, Kundert and Sunshine, were last elected to each Trust's Board at the special meeting of shareholders held on July 28, 2003. Mr. Hunter was appointed on May 16, 2004 to the Board of each Trust. In November 2004, Messrs. Kundert and Sunshine were appointed to the each Trust's Board effective February 23, 2005. Messrs. Hunter, Kundert and Sunshine are presented in this Joint Proxy Statement as nominees for election by shareholders and were nominated by the nominating and governance committee of each Trust's Board.

Other than Mr. Schwertfeger, none of the Board Member nominees has ever been a director or an employee of Nuveen, the parent company of NAM, or any affiliate.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES/BOARD MEMBERS

                                                                               NUMBER OF
                                                                               PORTFOLIOS IN   OTHER
                                                                               FUND COMPLEX    DIRECTORSHIPS
                       POSITION(S)  TERM OF OFFICE                             OVERSEEN BY     HELD BY
NAME, ADDRESS          HELD WITH    AND LENGTH OF   PRINCIPAL OCCUPATION(S)    BOARD           BOARD
AND BIRTH DATE         TRUST        TIME SERVED(1)  DURING PAST 5 YEARS        MEMBER          MEMBER
------------------------------------------------------------------------------------------------------------
Nominees who are not
interested persons of
the Trusts
Robert P. Bremner      Board        Term:           Private Investor and            154        N/A
c/o Nuveen             Member       Indefinite      Management Consultant.
Investments, Inc.                   Length of
333 West Wacker Drive               Service: Since
Chicago, IL 60606                   1996
(8/22/40)
Lawrence H. Brown      Board        Term:           Retired (1989) as Senior        154        See Principal
c/o Nuveen             Member       Indefinite      Vice President of The                      Occupation
Investments, Inc.                   Length of       Northern Trust Company;                    Description
333 West Wacker Drive               Service: Since  Director, Community
Chicago, IL 60606                   1993            Advisory Board for
(7/29/34)                                           Highland Park and
                                                    Highwood, United Way of
                                                    the North Shore (since
                                                    2002).
Jack B. Evans          Board        Term:           President, The                  154        See Principal
c/o Nuveen             Member       Indefinite      Hall-Perrine Foundation,                   Occupation
Investments, Inc.                   Length of       a private philanthropic                    Description
333 West Wacker Drive               Service: Since  corporation (since 1996);
Chicago, IL 60606                   1999            Director and Vice
(10/22/48)                                          Chairman, United Fire
                                                    Group, a publicly held
                                                    company; Adjunct Faculty
                                                    Member, University of
                                                    Iowa; Director, Gazette
                                                    Companies; Life Trustee
                                                    of Coe College; Director,
                                                    Iowa College Foundation;
                                                    formerly, Director,
                                                    Alliant Energy; formerly,
                                                    Director, Federal Reserve
                                                    Bank of Chicago;
                                                    previously, President and
                                                    Chief Operating Officer,
                                                    SCI Financial Group,
                                                    Inc., a regional
                                                    financial services firm.
William C. Hunter      Board        Term:           Dean and Distinguished          154        See Principal
c/o Nuveen             Member       Indefinite      Professor of Finance,                      Occupation
Investments, Inc.                   Length of       School of Business at the                  Description
333 West Wacker Drive               Service: Since  University of
Chicago, IL 60606                   2004            Connecticut; previously,
(3/6/48)                                            Senior Vice President and
                                                    Director of Research at
                                                    the Federal Reserve Bank
                                                    of Chicago
                                                    (1995 -- 2003); Director,
                                                    Credit Research Center at
                                                    Georgetown University;
                                                    Director (since 2004) of
                                                    Xerox Corporation, a
                                                    publicly held company.

                                                                               NUMBER OF
                                                                               PORTFOLIOS IN   OTHER
                                                                               FUND COMPLEX    DIRECTORSHIPS
                       POSITION(S)  TERM OF OFFICE                             OVERSEEN BY     HELD BY
NAME, ADDRESS          HELD WITH    AND LENGTH OF   PRINCIPAL OCCUPATION(S)    BOARD           BOARD
AND BIRTH DATE         TRUST        TIME SERVED(1)  DURING PAST 5 YEARS        MEMBER          MEMBER
------------------------------------------------------------------------------------------------------------
David J. Kundert       Board        Term:           Retired (2004) as               152        See Principal
c/o Nuveen             Member       Indefinite      Chairman, JPMorgan                         Occupation
Investments, Inc.                   Length of       Fleming Asset Management,                  Description
333 West Wacker Drive               Service: Since  President and CEO, Banc
Chicago, IL 60606                   2005            One Investment Advisors
(10/28/42)                                          Corporation, and
                                                    President, One Group
                                                    Mutual Funds; prior
                                                    thereto, Executive Vice
                                                    President, Bank One
                                                    Corporation and Chairman
                                                    and CEO, Banc One
                                                    Investment Management
                                                    Group; Board of Regents,
                                                    Luther College; currently
                                                    a member of the American
                                                    and Wisconsin Bar
                                                    Associations.
William J. Schneider   Board        Term:           Chairman, formerly,             154        See Principal
c/o Nuveen             Member       Indefinite      Senior Partner and Chief                   Occupation
Investments, Inc.                   Length of       Operating Officer,                         Description
333 West Wacker Drive               Service: Since  (retired, December 2004)
Chicago, IL 60606                   1996            Miller-Valentine Partners
(9/24/44)                                           Ltd., a real estate
                                                    investment company;
                                                    formerly, Vice President,
                                                    Miller-Valentine Realty,
                                                    a construction company;
                                                    Director, Chair of the
                                                    Finance Committee and
                                                    Member of the Audit
                                                    Committee of Premier
                                                    Health Partners, the
                                                    not-for-profit parent
                                                    company of Miami Valley
                                                    Hospital; President of
                                                    the Dayton Philharmonic
                                                    Orchestra Association;
                                                    Board Member, Regional
                                                    Leaders Forum which
                                                    promotes cooperation on
                                                    economic development
                                                    issues; Director and
                                                    Immediate Past Chair,
                                                    Dayton Development
                                                    Coalition; formerly,
                                                    Member, Community
                                                    Advisory Board, National
                                                    City Bank, Dayton, Ohio;
                                                    and Business Advisory
                                                    Council, Cleveland
                                                    Federal Reserve Bank.
Judith M. Stockdale    Board        Term:           Executive Director,             154        N/A
c/o Nuveen             Member       Indefinite      Gaylord and Dorothy
Investments, Inc.                   Length of       Donnelley Foundation
333 West Wacker Drive               Service: Since  (since 1994); prior
Chicago, IL 60606                   1997            thereto, Executive
(12/29/47)                                          Director, Great Lakes
                                                    Protection Fund (from
                                                    1990 to 1994).

                                                                               NUMBER OF
                                                                               PORTFOLIOS IN   OTHER
                                                                               FUND COMPLEX    DIRECTORSHIPS
                       POSITION(S)  TERM OF OFFICE                             OVERSEEN BY     HELD BY
NAME, ADDRESS          HELD WITH    AND LENGTH OF   PRINCIPAL OCCUPATION(S)    BOARD           BOARD
AND BIRTH DATE         TRUST        TIME SERVED(1)  DURING PAST 5 YEARS        MEMBER          MEMBER
------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine     Board        Term:           Senior Vice President for       154        See Principal
c/o Nuveen             Member       Indefinite      Business and Finance                       Occupation
Investments, Inc.                   Length of       (since 1997),                              Description
333 West Wacker Drive               Service: Since  Northwestern University;
Chicago, IL 60606                   2005            Director (since 2003),
(1/22/50)                                           Chicago Board of Options
                                                    Exchange; Director (since
                                                    2003), National Mentor
                                                    Holdings, a privately-
                                                    held, national provider
                                                    of home and
                                                    community-based services;
                                                    Chairman (since 1997),
                                                    Board of Directors,
                                                    Rubicon, an insurance
                                                    company owned by
                                                    Northwestern University;
                                                    Director (since 1997),
                                                    Evanston Chamber of
                                                    Commerce and Evanston
                                                    Inventure, a business
                                                    development organization.
Nominee who is an
interested person of
the Trusts
Timothy R.             Chairman of  Term:           Chairman and Director           154        See Principal
Schwertfeger(2)        the Board    Indefinite      (since 1996) of Nuveen                     Occupation
333 West Wacker Drive  and Board    Length of       Investments, Inc. and                      Description
Chicago, IL 60606      Member       Service: Since  Nuveen Investments, LLC;
(3/28/49)                           1996            Chairman and Director
                                                    (since 1997) of Nuveen
                                                    Asset Management;
                                                    Director (since 1996) of
                                                    Institutional Capital
                                                    Corporation; Chairman and
                                                    Director (since 1999) of
                                                    Rittenhouse Asset
                                                    Management, Inc.;
                                                    Chairman of Nuveen
                                                    Investments Advisers,
                                                    Inc. (since 2002);
                                                    Director (from 1992 to
                                                    2004) and Chairman (from
                                                    1996 to 2004) of Nuveen
                                                    Advisory Corp. and Nuveen
                                                    Institutional Advisory
                                                    Corp.(3)
------------------------------------------------------------------------------------------------------------

(1) Length of Service indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex. Trustees serve an indefinite term until his/her successor is elected.

(2) "Interested person" as defined in the 1940 Act, by reason of being an officer and director of each Fund's adviser.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were merged into Nuveen Asset Management, effective January 1, 2005.

BENEFICIAL OWNERSHIP

The following tables list the dollar range of equity securities beneficially owned by each Board Member nominee in each Fund and in all Nuveen funds overseen by the Board Member nominee as of December 31, 2004.

                                          DOLLAR RANGE OF EQUITY SECURITIES
---------------------------------------------------------------------------------------------------------------------
                                                                 MULTISTATE TRUST I
                                -------------------------------------------------------------------------------------
                                  ARIZONA    COLORADO     FLORIDA    MARYLAND   NEW MEXICO   PENNSYLVANIA    VIRGINIA
BOARD MEMBER NOMINEES           MUNICIPAL   MUNICIPAL   MUNICIPAL   MUNICIPAL    MUNICIPAL      MUNICIPAL   MUNICIPAL
---------------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............         $0          $0          $0          $0          $0            $0            $0
Lawrence H. Brown.............          0           0           0           0           0             0             0
Jack B. Evans.................          0           0           0           0           0             0             0
William C. Hunter.............          0           0           0           0           0             0             0
David J. Kundert..............          0           0           0           0           0             0             0
William J. Schneider..........          0           0           0           0           0             0             0
Timothy R. Schwertfeger.......          0           0           0           0           0             0             0
Judith M. Stockdale...........          0           0           0           0           0             0             0
Eugene S. Sunshine............          0           0           0           0           0             0             0

                                                 DOLLAR RANGE OF EQUITY SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                        MULTISTATE TRUST II
                               -----------------------------------------------------------------------------------------------------
                                                                                                           NEW         NEW       NEW
                               CALIFORNIA   CALIFORNIA   CONNECTICUT   MASSACHUSETTS   MASSACHUSETTS    JERSEY        YORK      YORK
BOARD MEMBER NOMINEES           MUNICIPAL      INSURED     MUNICIPAL       MUNICIPAL         INSURED MUNICIPAL   MUNICIPAL   INSURED
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............       $0           $0             $0             $0              $0         $0          $0         $0
Lawrence H. Brown.............        0            0              0              0               0          0           0          0
Jack B. Evans.................        0            0              0              0               0          0           0          0
William C. Hunter.............        0            0              0              0               0          0           0          0
David J. Kundert..............        0            0              0              0               0          0           0          0
William J. Schneider..........        0            0              0              0               0          0           0          0
Timothy R. Schwertfeger.......        0            0              0              0               0          0           0          0
Judith M. Stockdale...........        0            0              0              0               0          0           0          0
Eugene S. Sunshine............        0            0              0              0               0          0           0          0

                      DOLLAR RANGE OF EQUITY SECURITIES
-----------------------------------------------------------------------------
                                            MULTISTATE TRUST III
                                ---------------------------------------------
                                                            NORTH
                                  GEORGIA   LOUISIANA    CAROLINA   TENNESSEE
BOARD MEMBER NOMINEES           MUNICIPAL   MUNICIPAL   MUNICIPAL   MUNICIPAL
-----------------------------------------------------------------------------
Robert P. Bremner.............         $0          $0          $0          $0
Lawrence H. Brown.............          0           0           0           0
Jack B. Evans.................          0           0           0           0
William C. Hunter.............          0           0           0           0
David J. Kundert..............          0           0           0           0
William J. Schneider..........          0           0           0           0
Timothy R. Schwertfeger.......          0           0           0           0
Judith M. Stockdale...........          0           0           0           0
Eugene S. Sunshine............          0           0           0           0

                                  DOLLAR RANGE OF EQUITY SECURITIES
-----------------------------------------------------------------------------------------------------
                                                         MULTISTATE TRUST IV
                                ---------------------------------------------------------------------
                                   KANSAS    KENTUCKY    MICHIGAN    MISSOURI        OHIO   WISCONSIN
BOARD MEMBER NOMINEES           MUNICIPAL   MUNICIPAL   MUNICIPAL   MUNICIPAL   MUNICIPAL   MUNICIPAL
-----------------------------------------------------------------------------------------------------
Robert P. Bremner.............         $0          $0          $0          $0          $0          $0
Lawrence H. Brown.............          0           0           0           0           0           0
Jack B. Evans.................          0           0           0           0           0           0
William C. Hunter.............          0           0           0           0           0           0
David J. Kundert..............          0           0           0           0           0           0
William J. Schneider..........          0           0           0           0           0           0
Timothy R. Schwertfeger.......          0           0           0           0           0           0
Judith M. Stockdale...........          0           0           0           0           0           0
Eugene S. Sunshine............          0           0           0           0           0           0

                                 DOLLAR RANGE OF EQUITY SECURITIES
---------------------------------------------------------------------------------------------------
                                                          MUNICIPAL TRUST
                                -------------------------------------------------------------------
                                               HIGH YIELD     INSURED   INTERMEDIATE
BOARD MEMBER NOMINEES           ALL-AMERICAN    MUNICIPAL   MUNICIPAL       DURATION   LIMITED TERM
---------------------------------------------------------------------------------------------------
Robert P. Bremner.............         $0-            $0           $0     $10,001-             $0
                                   $10,000                                  50,000
Lawrence H. Brown.............           0       10,001-            0      10,001-              0
                                                  50,000                    50,000
Jack B. Evans.................           0             0            0            0              0
William C. Hunter.............           0             0            0            0              0
David J. Kundert..............           0             0            0            0              0
William J. Schneider..........           0             0            0            0           Over
                                                                                          100,000
Timothy R. Schwertfeger.......           0             0            0         Over              0
                                                                           100,000
Judith M. Stockdale...........           0             0            0            0              0
Eugene S. Sunshine............           0             0            0            0              0
---------------------------------------------------------------------------------------------------

                                               DOLLAR RANGE OF EQUITY SECURITIES
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                AGGREGATE DOLLAR
                                                                                                                 RANGE OF EQUITY
                                                                                                               SECURITIES IN ALL
                                                                                                                      REGISTERED
                                                                                                                      INVESTMENT
                                                                                                                       COMPANIES
                                               INVESTMENT TRUST                      INVESTMENT TRUST II       OVERSEEN BY BOARD
                                ----------------------------------------------   ---------------------------     MEMBER NOMINEES
                                 BALANCED    BALANCED                                                    NWQ        IN FAMILY OF
                                STOCK AND   MUNICIPAL   LARGE-CAP   NWQ MULTI-   RITTENHOUSE   INTERNATIONAL          INVESTMENT
BOARD MEMBER NOMINEES                BOND   AND STOCK       VALUE    CAP VALUE        GROWTH           VALUE        COMPANIES(1)
--------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............   $10,001-          $0        Over          $0      $10,001-            $0-               Over
                                  $50,000                $100,000                   $50,000        $10,000           $100,000
Lawrence H. Brown.............          0     50,001-     50,001-     10,001-             0              0               Over
                                              100,000     100,000      50,000                                         100,000
Jack B. Evans.................    10,001-           0        Over     10,001-          Over           Over               Over
                                   50,000                 100,000      50,000       100,000        100,000            100,000
William C. Hunter.............    10,001-           0           0     10,001-             0        10,000-            50,000-
                                   50,000                              50,000                       50,000            100,000
David J. Kundert..............          0           0           0           0             0              0                  0
William J. Schneider..........          0           0        Over           0          Over              0               Over
                                                          100,000                   100,000                           100,000
Timothy R. Schwertfeger.......          0           0        Over        Over          Over           Over               Over
                                                          100,000     100,000       100,000        100,000            100,000
Judith M. Stockdale...........          0           0     10,001-     10,001-       10,000-        10,000-               Over
                                                           50,000      50,000        50,000         50,000            100,000
Eugene S. Sunshine............          0           0           0           0             0              0            50,000-
                                                                                                                      100,000
--------------------------------------------------------------------------------------------------------------------------------

(1) The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member.

The following tables set forth, for each Board Member and for the Board Members and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2004. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

                                  FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
----------------------------------------------------------------------------------------------------------------------
                                                                  MULTISTATE TRUST I
                                --------------------------------------------------------------------------------------
                                  ARIZONA    COLORADO     FLORIDA    MARYLAND    NEW MEXICO   PENNSYLVANIA    VIRGINIA
BOARD MEMBER NOMINEES           MUNICIPAL   MUNICIPAL   MUNICIPAL   MUNICIPAL     MUNICIPAL      MUNICIPAL   MUNICIPAL
----------------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............          0           0           0           0             0            0             0
Lawrence H. Brown.............          0           0           0           0             0            0             0
Jack B. Evans.................          0           0           0           0             0            0             0
William C. Hunter.............          0           0           0           0             0            0             0
David J. Kundert..............          0           0           0           0             0            0             0
William J. Schneider..........          0           0           0           0             0            0             0
Timothy R. Schwertfeger.......          0           0           0           0             0            0             0
Judith M. Stockdale...........          0           0           0           0             0            0             0
Eugene S. Sunshine............          0           0           0           0             0            0             0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................          0           0           0           0             0            0             0
----------------------------------------------------------------------------------------------------------------------

FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
-------------------------------------------------------------------------------------
                                                 MULTISTATE TRUST II
                                -----------------------------------------------------
BOARD MEMBER                    CALIFORNIA   CALIFORNIA   CONNECTICUT   MASSACHUSETTS
NOMINEES                         MUNICIPAL      INSURED     MUNICIPAL       MUNICIPAL
-------------------------------------------------------------------------------------
Robert P. Bremner.............          0            0             0               0
Lawrence H. Brown.............          0            0             0               0
Jack B. Evans.................          0            0             0               0
William C. Hunter.............          0            0             0               0
David J. Kundert..............          0            0             0               0
William J. Schneider..........          0            0             0               0
Timothy R.
 Schwertfeger.................          0            0             0               0
Judith M. Stockdale...........          0            0             0               0
Eugene S. Sunshine............          0            0             0               0
ALL BOARD MEMBERS AND OFFICERS
 AS A GROUP...................          0            0             0               0

FUND SHARES OWNED BY BOARD MEM  FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
------------------------------  --------------------------------------------------
                                               MULTISTATE TRUST II
                                --------------------------------------------------
BOARD MEMBER                    MASSACHUSETTS   NEW JERSEY    NEW YORK    NEW YORK
NOMINEES                              INSURED    MUNICIPAL   MUNICIPAL     INSURED
------------------------------  --------------------------------------------------
Robert P. Bremner.............             0            0            0           0
Lawrence H. Brown.............             0            0            0           0
Jack B. Evans.................             0            0            0           0
William C. Hunter.............             0            0            0           0
David J. Kundert..............             0            0            0           0
William J. Schneider..........             0            0            0           0
Timothy R.
 Schwertfeger.................             0            0            0           0
Judith M. Stockdale...........             0            0            0           0
Eugene S. Sunshine............             0            0            0           0
ALL BOARD MEMBERS AND OFFICERS
 AS A GROUP...................             0            0            0           0

FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
----------------------------------------------------------------------------------
                                               MULTISTATE TRUST III
                                --------------------------------------------------
                                  GEORGIA   LOUISIANA   NORTH CAROLINA   TENNESSEE
BOARD MEMBER NOMINEES           MUNICIPAL   MUNICIPAL        MUNICIPAL   MUNICIPAL
----------------------------------------------------------------------------------
Robert P. Bremner.............          0           0              0             0
Lawrence H. Brown.............          0           0              0             0
Jack B. Evans.................          0           0              0             0
William C. Hunter.............          0           0              0             0
David J. Kundert..............          0           0              0             0
William J. Schneider..........          0           0              0             0
Timothy R. Schwertfeger.......          0           0              0             0
Judith M. Stockdale...........          0           0              0             0
Eugene S. Sunshine............          0           0              0             0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................          0           0              0             0
----------------------------------------------------------------------------------

FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
-----------------------------------------------------------------------------------------------------
                                                         MULTISTATE TRUST IV
                                ---------------------------------------------------------------------
                                   KANSAS    KENTUCKY    MICHIGAN    MISSOURI        OHIO   WISCONSIN
BOARD MEMBER NOMINEES           MUNICIPAL   MUNICIPAL   MUNICIPAL   MUNICIPAL   MUNICIPAL   MUNICIPAL
-----------------------------------------------------------------------------------------------------
Robert P. Bremner.............          0           0           0           0           0           0
Lawrence H. Brown.............          0           0           0           0           0           0
Jack B. Evans.................          0           0           0           0           0           0
William C. Hunter.............          0           0           0           0           0           0
David J. Kundert..............          0           0           0           0           0           0
William J. Schneider..........          0           0           0           0           0           0
Timothy R. Schwertfeger.......          0           0           0           0           0           0
Judith M. Stockdale...........          0           0           0           0           0           0
Eugene S. Sunshine............          0           0           0           0           0           0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................          0           0           0           0           0           0

FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
---------------------------------------------------------------------------------------------------
                                                          MUNICIPAL TRUST
                                -------------------------------------------------------------------
                                               HIGH YIELD     INSURED   INTERMEDIATE
BOARD MEMBER NOMINEES           ALL-AMERICAN    MUNICIPAL   MUNICIPAL       DURATION   LIMITED TERM
---------------------------------------------------------------------------------------------------
Robert P. Bremner.............         243             0            0        1,767              0
Lawrence H. Brown.............           0         1,003            0        1,463              0
Jack B. Evans.................           0             0            0            0              0
William C. Hunter.............           0             0            0            0              0
David J. Kundert..............           0             0            0            0              0
William J. Schneider..........           0             0            0            0         17,096
Timothy R. Schwertfeger.......           0             0            0      169,172              0
Judith M. Stockdale...........           0             0            0            0              0
Eugene S. Sunshine............           0             0            0            0              0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................      10,578         3,173          822      189,908         17,096
---------------------------------------------------------------------------------------------------

FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
------------------------------------------------------------------------------------------------------------
                                               INVESTMENT TRUST                      INVESTMENT TRUST II
                                ----------------------------------------------   ---------------------------
                                 BALANCED    BALANCED                                                    NWQ
                                STOCK AND   MUNICIPAL   LARGE-CAP   NWQ MULTI-   RITTENHOUSE   INTERNATIONAL
BOARD MEMBER NOMINEES                BOND   AND STOCK       VALUE    CAP VALUE        GROWTH           VALUE
------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............        482           0       5,449           0         1,032            210
Lawrence H. Brown.............          0       1,000       3,485       1,036             0              0
Jack B. Evans.................        793           0       5,473       1,539         5,059          4,152
William C. Hunter.............        930           0           0       1,241             0            531
David J. Kundert..............          0           0           0           0             0              0
William J. Schneider..........          0           0      16,198           0        20,277              0
Timothy R. Schwertfeger.......          0           0      25,484      84,648        12,278         41,776
Judith M. Stockdale...........          0           0         797       1,492         1,175          1,220
Eugene S. Sunshine............          0           0           0           0             0              0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................     11,838       1,000      98,083     106,194       124,826         70,403
------------------------------------------------------------------------------------------------------------

(1) The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described below.

On December 31, 2004, Board Members and executive officers as a group beneficially owned 1,196,807 shares of all funds managed by the Adviser (includes deferred units described below and shares held by executive officers in Nuveen's 401(k)/profit sharing plan). Each Board Member's individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each class of shares for each Fund. As of May 20, 2005, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding Shares of each Fund. As of May 20, 2005, no shareholder beneficially owned more than 5% of any class of shares of any Fund, except as stated in Appendix I.

COMPENSATION

For all Nuveen funds, Independent Board Members receive an $85,000 annual retainer plus (a) a fee of $2,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $1,000 per day for attendance in person where such in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,000 per day for attendance in person at an audit committee or compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $500 per day for compliance, risk management and regulatory oversight committee attendance by telephone or in person where in-person attendance is not required and $750 per day for audit committee attendance by telephone or in person where in-person attendance is not required;
(d) a fee of $500 per day for attendance in person or by telephone for a meeting of the dividend committee; and (e) a fee of $500 per day for attendance in person at all other committee meetings (including ad hoc committee meetings and shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per day for attendance by telephone or in person at such meetings where in-person attendance is not required, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the chairperson of each committee of the Board (except the dividend committee and executive committee) receives $5,000 as an addition to the annual retainer paid to such individuals. When ad hoc committees are organized, the Board may provide for additional compensation to be paid to the members of such committees. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser serves without any compensation from the Funds.

The boards of certain Nuveen funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Board Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of his or her fees. Each of the Funds except Arizona Municipal, Colorado Municipal, Maryland Municipal, New Mexico Municipal, Pennsylvania Municipal, Virginia Municipal, Georgia Municipal, Louisiana Municipal, North Carolina Municipal, Massachusetts Municipal, Massachusetts Insured, New Jersey Municipal, Kansas Municipal, Wisconsin Municipal, NWQ International Value and NWQ Multi-Cap Value are Participating Funds.

The table below shows, for each Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation (i) paid by each Fund to each Board Member for its last fiscal year and (ii) paid (including deferred fees) for service on the boards of the Nuveen open-end and closed-end funds managed by the Adviser for the calendar year ended 2004.

Mr. Schwertfeger, a Board Member who is an interested person of the Funds, does not receive any compensation from the Funds or any Nuveen funds.

                                              AGGREGATE COMPENSATION FROM THE FUNDS(2)
------------------------------------------------------------------------------------------------------------------------------------
                                ROBERT P.   LAWRENCE H.     JACK B.   WILLIAM C.     DAVID J.   WILLIAM J.   JUDITH M.     EUGENE S.
FUND                              BREMNER         BROWN       EVANS       HUNTER   KUNDERT(1)    SCHNEIDER   STOCKDALE   SUNSHINE(1)
------------------------------------------------------------------------------------------------------------------------------------
MULTISTATE TRUST I............      $[  ]        $[  ]        $[  ]       $[  ]          N/A        $[  ]        $[  ]          N/A
  Arizona Municipal...........       [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A
  Colorado Municipal..........       [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A
  Florida Municipal...........       [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A
  Maryland Municipal..........       [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A
  New Mexico Municipal........       [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A
  Pennsylvania Municipal......       [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A
  Virginia Municipal..........       [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A

                                              AGGREGATE COMPENSATION FROM THE FUNDS(2)
------------------------------------------------------------------------------------------------------------------------------------
                                ROBERT P.   LAWRENCE H.     JACK B.   WILLIAM C.     DAVID J.   WILLIAM J.   JUDITH M.     EUGENE S.
FUND                              BREMNER         BROWN       EVANS       HUNTER   KUNDERT(1)    SCHNEIDER   STOCKDALE   SUNSHINE(1)
------------------------------------------------------------------------------------------------------------------------------------
MULTISTATE TRUST II...........      $[  ]        $[  ]        $[  ]       $[  ]          N/A        $[  ]        $[  ]          N/A
  California Municipal........       [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A
  California Insured..........       [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A
  Connecticut Municipal.......       [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A
  Massachusetts Municipal.....       [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A
  Massachusetts Insured.......       [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A
  New Jersey Municipal........       [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A
  New York Municipal..........       [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A
  New York Insured............       [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A

                                             AGGREGATE COMPENSATION FROM THE FUNDS(2)
-----------------------------------------------------------------------------------------------------------------------------------
                               ROBERT P.   LAWRENCE H.     JACK B.   WILLIAM C.     DAVID J.   WILLIAM J.   JUDITH M.     EUGENE S.
FUND                             BREMNER         BROWN       EVANS       HUNTER   KUNDERT(1)    SCHNEIDER   STOCKDALE   SUNSHINE(1)
-----------------------------------------------------------------------------------------------------------------------------------
MULTISTATE TRUST III..........     $[  ]        $[  ]        $[  ]       $[  ]          N/A        $[  ]        $[  ]          N/A
  Georgia Municipal...........      [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A
  Louisiana Municipal.........      [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A
  North Carolina Municipal....      [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A
  Tennessee Municipal.........      [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A

                                              AGGREGATE COMPENSATION FROM THE FUNDS(2)
------------------------------------------------------------------------------------------------------------------------------------
                                ROBERT P.   LAWRENCE H.     JACK B.   WILLIAM C.     DAVID J.   WILLIAM J.   JUDITH M.     EUGENE S.
FUND                              BREMNER         BROWN       EVANS       HUNTER   KUNDERT(1)    SCHNEIDER   STOCKDALE   SUNSHINE(1)
------------------------------------------------------------------------------------------------------------------------------------
MULTISTATE TRUST IV...........      $[  ]        $[  ]        $[  ]       $[  ]          N/A        $[  ]        $[  ]          N/A
  Kansas Municipal............       [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A
  Kentucky Municipal..........       [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A
  Michigan Municipal..........       [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A
  Missouri Municipal..........       [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A
  Ohio Municipal..............       [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A
  Wisconsin Municipal.........       [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A

                                              AGGREGATE COMPENSATION FROM THE FUNDS(2)
------------------------------------------------------------------------------------------------------------------------------------
                                ROBERT P.   LAWRENCE H.     JACK B.   WILLIAM C.     DAVID J.   WILLIAM J.   JUDITH M.     EUGENE S.
FUND                              BREMNER         BROWN       EVANS       HUNTER   KUNDERT(1)    SCHNEIDER   STOCKDALE   SUNSHINE(1)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL TRUST...............     $ [  ]       $ [  ]       $ [  ]      $ [  ]          N/A       $ [  ]       $ [  ]          N/A
  All-American................       [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A
  High Yield Municipal........       [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A
  Insured Municipal...........       [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A
  Intermediate Duration.......       [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A
  Limited Term................       [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A

                                              AGGREGATE COMPENSATION FROM THE FUNDS(2)
------------------------------------------------------------------------------------------------------------------------------------
                                ROBERT P.   LAWRENCE H.     JACK B.   WILLIAM C.     DAVID J.   WILLIAM J.   JUDITH M.     EUGENE S.
FUND                              BREMNER         BROWN       EVANS       HUNTER   KUNDERT(1)    SCHNEIDER   STOCKDALE   SUNSHINE(1)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT TRUST..............     $ [  ]       $ [  ]       $ [  ]      $ [  ]          N/A       $ [  ]       $ [  ]          N/A
  Balanced Stock and Bond.....       [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A
  Balanced Municipal and
    Stock.....................       [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A
  Large-Cap Value.............       [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A
  NWQ Multi-Cap Value.........       [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A

                                              AGGREGATE COMPENSATION FROM THE FUNDS(2)
------------------------------------------------------------------------------------------------------------------------------------
                                ROBERT P.   LAWRENCE H.     JACK B.   WILLIAM C.     DAVID J.   WILLIAM J.   JUDITH M.     EUGENE S.
FUND                              BREMNER         BROWN       EVANS       HUNTER   KUNDERT(1)    SCHNEIDER   STOCKDALE   SUNSHINE(1)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT TRUST II...........     $ [  ]       $ [  ]       $ [  ]      $ [  ]          N/A       $ [  ]       $ [  ]          N/A
  Rittenhouse Growth..........       [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A
  NWQ International Value.....       [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A
  TOTAL COMPENSATION FROM
    NUVEEN FUNDS PAID TO BOARD
    MEMBERS...................       [  ]         [  ]         [  ]        [  ]          N/A         [  ]         [  ]          N/A
------------------------------------------------------------------------------------------------------------------------------------

(1) In November 2004, Messrs. Kundert and Sunshine were appointed to each Trust's Board, effective February 23, 2005.

(2) Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen funds) payable are:

                                                          DEFERRED FEES
---------------------------------------------------------------------------------------------------------------------------------
                                ROBERT P.   LAWRENCE H.     JACK B.   WILLIAM C.    DAVID J.   WILLIAM J.   JUDITH M.   EUGENE S.
FUND                              BREMNER         BROWN       EVANS       HUNTER     KUNDERT    SCHNEIDER   STOCKDALE    SUNSHINE
---------------------------------------------------------------------------------------------------------------------------------
  Florida Municipal...........       $128           $0         $176        $133          N/A        $744         $171         N/A
  California Municipal........         83            0          146         577          N/A         480          138         N/A
  California Insured..........         83            0          145         575          N/A         478          138         N/A
  Connecticut Municipal.......         91            0          160         633          N/A         528          152         N/A
  New York Municipal..........        108            0          188         748          N/A         622          179         N/A
---------------------------------------------------------------------------------------------------------------------------------

                                                          DEFERRED FEES
---------------------------------------------------------------------------------------------------------------------------------
                                ROBERT P.   LAWRENCE H.     JACK B.   WILLIAM C.    DAVID J.   WILLIAM J.   JUDITH M.   EUGENE S.
FUND                              BREMNER         BROWN       EVANS       HUNTER     KUNDERT    SCHNEIDER   STOCKDALE    SUNSHINE
---------------------------------------------------------------------------------------------------------------------------------
  New York Insured............       $116           $0         $204        $808          N/A        $674         $195         N/A
  Tennessee Municipal.........        148            0          221         134          N/A         844          164         N/A
  Kentucky Municipal..........        178            0          249         192          N/A       1,030          236         N/A
  Michigan Municipal..........         97            0          134         101          N/A         562          129         N/A
  Missouri Municipal..........         42            0           83         103          N/A         264           59         N/A
---------------------------------------------------------------------------------------------------------------------------------

                                                          DEFERRED FEES
---------------------------------------------------------------------------------------------------------------------------------
                                ROBERT P.   LAWRENCE H.     JACK B.   WILLIAM C.    DAVID J.   WILLIAM J.   JUDITH M.   EUGENE S.
FUND                              BREMNER         BROWN       EVANS       HUNTER     KUNDERT    SCHNEIDER   STOCKDALE    SUNSHINE
---------------------------------------------------------------------------------------------------------------------------------
  Ohio Municipal..............       $213           $0         $295        $226          N/A      $1,232         $283         N/A
  All-American................         91            0          178         802          N/A         599          195         N/A
  High Yield Municipal........        223            0          464       2,054          N/A       1,556          526         N/A
  Insured Municipal...........        237            0          465       2,094          N/A       1,565          508         N/A
  Intermediate Duration.......        707            0        1,386       6,249          N/A       4,670        1,515         N/A
---------------------------------------------------------------------------------------------------------------------------------

                                                          DEFERRED FEES
---------------------------------------------------------------------------------------------------------------------------------
                                ROBERT P.   LAWRENCE H.     JACK B.   WILLIAM C.    DAVID J.   WILLIAM J.   JUDITH M.   EUGENE S.
FUND                              BREMNER         BROWN       EVANS       HUNTER     KUNDERT    SCHNEIDER   STOCKDALE    SUNSHINE
---------------------------------------------------------------------------------------------------------------------------------
  Limited Term................       $225           $0         $439      $1,984          N/A      $1,482         $480         N/A
  Balanced Stock and Bond.....         25            0           80          25          N/A         140           22         N/A
  Balanced Municipal and
    Stock.....................         37            0          123          36          N/A         206           32         N/A
  Large-Cap Value.............        223            0          714         232          N/A       1,261          197         N/A
  Rittenhouse Growth..........        187            0          345         291          N/A       1,035          142         N/A
---------------------------------------------------------------------------------------------------------------------------------

Nuveen maintains a charitable matching contributions program to encourage the active support and involvement of individuals in the civic activities of their community. The Independent Board Members of the funds managed by the Adviser are eligible to participate in the matching contributions program of Nuveen. Under the matching contributions program, Nuveen will match the personal contributions of a Board Member to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year.

COMMITTEES

The Board of each Trust has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee.

Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of each Trust. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, is limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) and (ii) matters of an administrative or ministerial nature. The number of executive committee meetings of each Trust held during the Trust's last fiscal year is shown in Appendix J.

Lawrence H. Brown, Jack B. Evans and Timothy R. Schwertfeger, Chair, are current members of the dividend committee of each Trust. The dividend committee is authorized to declare distributions on the Trust's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The number of dividend committee meetings of each Trust held during the Trust's last fiscal year is shown in Appendix J.

Lawrence H. Brown, William C. Hunter, David J. Kundert, William J. Schneider, Chair, and Judith M. Stockdale are current members of the compliance, risk management and regulatory oversight committee of each Trust. The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Trusts which are not otherwise the jurisdiction of the other Board committees. As part of its duties regarding compliance matters, the committee was responsible during 2004 for the oversight of the Pricing Procedures of the Funds and the internal Valuation Group. The number of compliance, risk management and regulatory oversight committee meetings of each Trust held during the Trust's last fiscal year is shown in Appendix J.

Each Trust's Board has an audit committee, established in accordance with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, composed of Independent Board Members. Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, Chair, William J. Schneider and Eugene S. Sunshine are current members of the audit committee of each Trust. The audit committee is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices and the audit of the financial statements of the Trusts, (2) the quality and integrity of the financial statements of the Trusts, and (3) the independent auditors' qualifications, performance and independence. The audit committee reviews the work and any recommendations of the Trusts' independent auditors. Based on such review, it is authorized to make recommendations to the Board. Commencing in 2005, the audit committee is responsible for the oversight of the Pricing Procedures of the Funds and the internal Valuation Group. The Boards adopted an Audit Committee Charter. A copy of the Audit Committee Charter is attached to the proxy statement as Appendix K. The number of audit committee meetings of each Trust held during the Trust's last fiscal year is shown in Appendix J.

Each Trust has a nominating and governance committee composed entirely of Board Members who are not "interested persons" (as that term is defined in the 1940
Act) of the Funds. Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale and Eugene S. Sunshine are current members of the nominating and governance committee of each Trust. The purpose of the nominating and governance committee is to seek, identify and recommend to the Board qualified candidates for election or appointment to each Trust's Board. In addition, the committee oversees matters of corporate governance, including the evaluation of Board performance and processes, and assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable. The committee operates under a written charter adopted and approved by the Boards, a copy of which is attached to the proxy statement as Appendix L. The nominating and governance committee charter is also available on the Funds' website at http://www.nuveen.com/mf/products/fundGovernance.aspx. The number of nominating and governance committee meetings of each Trust held during the Trust's last fiscal year is shown in Appendix J.

The nominating and governance committee looks to many sources for recommendations of qualified Board members, including current Board Members, employees of the Adviser, current shareholders of the Funds, third party sources and any other persons or entities that may be deemed necessary or desirable by the committee. Shareholders of the Funds who wish to nominate a candidate to their Trust's Board should mail information to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. This information must include evidence of Fund ownership of the person or entity recommending the candidate, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is an "interested person" (as such term is defined in the 1940 Act) in relation to the Trust and such other information that would be helpful to the nominating and governance committee in evaluating the candidate. All satisfactorily completed information regarding candidates will be forwarded to the chairman of the nominating and governance committee and the outside counsel to the Independent Board Members. Recommendations for candidates to the Board will be evaluated in light of whether the number of Board members is expected to change and whether the Board expects any vacancies. All nominations from Fund shareholders will be acknowledged, although there may be times when the committee is not actively recruiting new Board members. In those circumstances nominations will be kept on file until active recruitment is under way.

The nominating and governance committee sets appropriate standards and requirements for nominations to the Board. In considering a candidate's qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as a non-"interested person" candidate, independence from the Adviser or other service providers. These experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills and experience, in the aggregate. All candidates must meet high expectations of personal integrity, governance experience and professional competence that are assessed on the basis of personal interviews, recommendations, or direct knowledge by committee members. The committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. There is no difference in the manner in which the nominating and governance committee evaluates nominees when the nominee is submitted by a shareholder. The nominating and governance committee reserves the right to make the final selection regarding the nomination of any prospective Board member.

The number of regular quarterly meetings and special meetings held by the Board of each Trust during the Trust's last fiscal year is shown in Appendix J. During the last fiscal year, each Board Member attended 75% or more of each Trust's Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member.

THE OFFICERS

The following table sets forth information as of May 1, 2005 with respect to each officer of the Trusts other than Mr. Schwertfeger (who is a Board Member and is included in the table relating to nominees for the Board). Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

-------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                         POSITION(S)     TERM OF OFFICE AND                           PORTFOLIOS IN
NAME, ADDRESS            HELD WITH       LENGTH OF TIME      PRINCIPAL OCCUPATION(S)  FUND COMPLEX
AND BIRTHDATE            FUND            SERVED*             DURING PAST 5 YEARS      SERVED BY OFFICER
-------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman     Chief           Term: Annual        Managing Director               154
333 West Wacker Drive    Administrative  Length of Service:  (since 2002), Assistant
Chicago, IL 60606        Officer         Since 1988          Secretary and Associate
(9/9/56)                                                     General Counsel,
                                                             formerly, Vice
                                                             President of Nuveen
                                                             Investments, LLC;
                                                             Managing Director
                                                             (since 2002), Assistant
                                                             Secretary and Associate
                                                             General Counsel,
                                                             formerly Vice President
                                                             of Nuveen Asset
                                                             Management; Managing
                                                             Director (since 2004)
                                                             and Assistant Secretary
                                                             (since 1994) of Nuveen
                                                             Investments, Inc.;
                                                             Assistant Secretary of
                                                             NWQ Investment
                                                             Management Company, LLC
                                                             (since 2002); Vice
                                                             President and Assistant
                                                             Secretary of Nuveen
                                                             Investments Advisers
                                                             Inc. (since 2002);
                                                             Managing Director,
                                                             Associate General
                                                             Counsel and Assistant
                                                             Secretary of
                                                             Rittenhouse Asset
                                                             Management, Inc. (since
                                                             2003); previously,
                                                             Managing Director (from
                                                             2002 to 2004), General
                                                             Counsel and Assistant
                                                             Secretary, formerly,
                                                             Vice President of
                                                             Nuveen Advisory Corp.
                                                             and Nuveen
                                                             Institutional Advisory
                                                             Corp.; ** Chartered
                                                             Financial Analyst.
Julia L. Antonatos       Vice President  Term: Annual        Managing Director               154
333 West Wacker Drive                    Length of Service:  (since 2005),
Chicago, IL 60606                        Since 2004          previously, Vice
(9/22/63)                                                    President (since 2002),
                                                             formerly, Assistant
                                                             Vice President (since
                                                             1999) of Nuveen
                                                             Investments, LLC;
                                                             Chartered Financial
                                                             Analyst.

-------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                         POSITION(S)     TERM OF OFFICE AND                           PORTFOLIOS IN
NAME, ADDRESS            HELD WITH       LENGTH OF TIME      PRINCIPAL OCCUPATION(S)  FUND COMPLEX
AND BIRTHDATE            FUND            SERVED*             DURING PAST 5 YEARS      SERVED BY OFFICER
-------------------------------------------------------------------------------------------------------
Michael T. Atkinson      Vice President  Term: Annual        Vice President (since           154
333 West Wacker Drive    and Assistant   Length of Service:  2002), formerly
Chicago, IL 60606        Secretary       Since 2002          Assistant Vice
(2/3/66)                                                     President (from 2000),
                                                             previously, Associate
                                                             of Nuveen Investments,
                                                             LLC.
Peter H. D'Arrigo        Vice President  Term: Annual        Vice President of               154
333 West Wacker Drive    and Treasurer   Length of Service:  Nuveen Investments, LLC
Chicago, IL 60606                        Since 1999          (since 1999); prior
(11/28/67)                                                   thereto, Assistant Vice
                                                             President (from 1997);
                                                             Vice President and
                                                             Treasurer (since 1999)
                                                             of Nuveen Investments,
                                                             Inc.; Vice President
                                                             and Treasurer of Nuveen
                                                             Asset Management (since
                                                             2002) and of Nuveen
                                                             Investments Advisers
                                                             Inc. (since 2002);
                                                             Assistant Treasurer of
                                                             NWQ Investments
                                                             Management Company,
                                                             LLC. (since 2002); Vice
                                                             President and Treasurer
                                                             of Nuveen Rittenhouse
                                                             Asset Management, Inc.
                                                             (since 2003); Vice
                                                             President and Treasurer
                                                             (from 1999 to 2004) of
                                                             Nuveen Advisory Corp.
                                                             and Nuveen
                                                             Institutional Advisory
                                                             Corp.; ** Chartered
                                                             Financial Analyst.
Jessica R. Droeger       Vice President  Term: Annual        Vice President (since           154
333 West Wacker Drive    and Secretary   Length of Service:  2002) and Assistant
Chicago, IL 60606                        Since 1998          General Counsel (since
(9/24/64)                                                    1998), formerly
                                                             Assistant Vice
                                                             President (from 1998)
                                                             of Nuveen Investments,
                                                             LLC; Vice President and
                                                             Assistant Secretary
                                                             (since 2005) of Nuveen
                                                             Asset Management; Vice
                                                             President (from 2002 to
                                                             2004) and Assistant
                                                             Secretary (from 1998 to
                                                             2004), formerly,
                                                             Assistant Vice
                                                             President of Nuveen
                                                             Advisory Corp. and
                                                             Nuveen Institutional
                                                             Advisory Corp.**

-------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                         POSITION(S)     TERM OF OFFICE AND                           PORTFOLIOS IN
NAME, ADDRESS            HELD WITH       LENGTH OF TIME      PRINCIPAL OCCUPATION(S)  FUND COMPLEX
AND BIRTHDATE            FUND            SERVED*             DURING PAST 5 YEARS      SERVED BY OFFICER
-------------------------------------------------------------------------------------------------------
Lorna C. Ferguson        Vice President  Term: Annual        Managing Director               154
333 West Wacker Drive                    Length of Service:  (since 2004),
Chicago, IL 60606                        Since 1998          previously, Vice
(10/24/45)                                                   President of Nuveen
                                                             Investments, LLC;
                                                             previously, Managing
                                                             Director (2004),
                                                             formerly, Vice
                                                             President of Nuveen
                                                             Advisory Corp. and
                                                             Nuveen Institutional
                                                             Advisory Corp.**
William M. Fitzgerald    Vice President  Term: Annual        Managing Director of            154
333 West Wacker Drive                    Length of Service:  Nuveen Asset Management
Chicago, IL 60606                        Since 1995          (since 2001); Vice
(3/2/64)                                                     President of Nuveen
                                                             Investments Advisers
                                                             Inc. (since 2002);
                                                             Managing Director (from
                                                             2001 to 2004),
                                                             formerly, Vice
                                                             President of Nuveen
                                                             Advisory Corp. and
                                                             Nuveen Institutional
                                                             Advisory Corp.;**
                                                             Chartered Financial
                                                             Analyst.
Stephen D. Foy           Vice President  Term: Annual        Vice President (since           154
333 West Wacker Drive    and Controller  Length of Service:  1993) and Funds
Chicago, IL 60606                        Since 1993          Controller (since 1998)
(5/31/54)                                                    of Nuveen Investments,
                                                             LLC; Vice President
                                                             (since 1998) and
                                                             formerly, Funds
                                                             Controller of Nuveen
                                                             Investments, Inc.;
                                                             Certified Public
                                                             Accountant.
James D. Grassi          Vice President  Term: Annual        Vice President and              154
333 West Wacker Drive    and Chief       Length of Service:  Deputy Director of
Chicago, IL 60606        Compliance      Since 2004          Compliance (since 2004)
(4/13/56)                Officer                             of Nuveen Investments,
                                                             LLC, Nuveen Investments
                                                             Advisers Inc., Nuveen
                                                             Asset Management and
                                                             Rittenhouse Asset
                                                             Management, Inc.;
                                                             previously, Vice
                                                             President and Deputy
                                                             Director of Compliance
                                                             (2004) of Nuveen
                                                             Advisory Corp. and
                                                             Nuveen Institutional
                                                             Advisory Corp.;**
                                                             formerly, Senior
                                                             Attorney (1994 to
                                                             2004), The Northern
                                                             Trust Company.

-------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                         POSITION(S)     TERM OF OFFICE AND                           PORTFOLIOS IN
NAME, ADDRESS            HELD WITH       LENGTH OF TIME      PRINCIPAL OCCUPATION(S)  FUND COMPLEX
AND BIRTHDATE            FUND            SERVED*             DURING PAST 5 YEARS      SERVED BY OFFICER
-------------------------------------------------------------------------------------------------------
David J. Lamb            Vice President  Term: Annual        Vice President of               154
333 West Wacker Drive                    Length of Service:  Nuveen Investments, LLC
Chicago, IL 60606                        Since 2000          (since 2000); prior
(3/22/63)                                                    thereto, Assistant Vice
                                                             President (from 1999);
                                                             formerly Associate of
                                                             Nuveen Investments,
                                                             LLC; Certified Public
                                                             Accountant.
Tina M. Lazar            Vice President  Term: Annual        Vice President of               154
333 West Wacker Drive                    Length of Service:  Nuveen Investments, LLC
Chicago, IL 60606                        Since 2002          (since 1999); prior
(8/27/61)                                                    thereto, Assistant Vice
                                                             President (since 1993)
                                                             of Nuveen Investments,
                                                             LLC.

-------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                         POSITION(S)     TERM OF OFFICE AND                           PORTFOLIOS IN
NAME, ADDRESS            HELD WITH       LENGTH OF TIME      PRINCIPAL OCCUPATION(S)  FUND COMPLEX
AND BIRTHDATE            FUND            SERVED*             DURING PAST 5 YEARS      SERVED BY OFFICER
-------------------------------------------------------------------------------------------------------
Larry W. Martin          Vice President  Term: Annual        Vice President,                 154
333 West Wacker Drive    and Assistant   Length of Service:  Assistant Secretary and
Chicago, IL 60606        Secretary       Since 1988          Assistant General
(7/27/51)                                                    Counsel of Nuveen
                                                             Investments, LLC; Vice
                                                             President, Assistant
                                                             General Counsel and
                                                             Assistant Secretary of
                                                             Nuveen Investments,
                                                             Inc.; Vice President
                                                             (since 2005) and
                                                             Assistant Secretary
                                                             (since 1997) of Nuveen
                                                             Asset Management; Vice
                                                             President (since 2000),
                                                             Assistant Secretary and
                                                             Assistant General
                                                             Counsel (since 1998) of
                                                             Rittenhouse Asset
                                                             Management, Inc.; Vice
                                                             President and Assistant
                                                             Secretary of Nuveen
                                                             Investments Advisers
                                                             Inc. (since 2002);
                                                             Assistant Secretary of
                                                             NWQ Investment
                                                             Management Company,
                                                             LLC. (since 2002);
                                                             previously, Vice
                                                             President and Assistant
                                                             Secretary of Nuveen
                                                             Advisory Corp. and
                                                             Nuveen Institutional
                                                             Advisory Corp.**

--------------------------------------------------------------------------------

 * Length of Service indicates the year the individual became an officer of a fund in the Nuveen fund complex.
** Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were organized into Nuveen Asset Management, effective January 1, 2005.

APPOINTMENT OF INDEPENDENT AUDITORS

Each Board has appointed PricewaterhouseCoopers LLP, independent registered public accounting firm, as independent auditors to audit the books and records of each Trust for its fiscal year. [A representative of PricewaterhouseCoopers LLP will be present at the Meetings to make a statement, if such representative so desires, and to respond to shareholders' questions.] [PricewaterhouseCoopers LLP has informed each Trust that it has no direct or indirect material financial interest in each Trust, Nuveen, the Adviser or any other investment company sponsored by Nuveen.]

AUDIT AND RELATED FEES. The following table provides the aggregate fees billed by PricewaterhouseCoopers LLP during each Trust's last two fiscal years (i) to each Fund for services provided to the Funds and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund ("Adviser Entities") for engagements directly related to the operations and financial reporting of each Fund.

-------------------------------------------------------------------------------------------------------------------------
                                   AUDIT FEES(1)          AUDIT RELATED FEES(2)                    TAX FEES(3)
                                  ---------------   ---------------------------------   ---------------------------------
                                                                        ADVISER AND                         ADVISER AND
                                                                          ADVISER                             ADVISER
                                       FUND              FUND            ENTITIES            FUND            ENTITIES
                                  ---------------   ---------------   ---------------   ---------------   ---------------
                                  FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL
                                    YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                                   ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                                    2003     2004     2003     2004     2003     2004     2003     2004     2003     2004
-------------------------------------------------------------------------------------------------------------------------
MULTISTATE TRUST I
  Arizona Municipal.............   $[  ]    $[  ]    $[  ]    $[  ]    $[  ]    $[  ]    $[  ]    $[  ]    $[  ]    $[  ]
  Colorado Municipal............    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
  Florida Municipal.............    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
  Maryland Municipal............    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
  New Mexico Municipal..........    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
  Pennsylvania Municipal........    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
  Virginia Municipal............    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
  TOTAL FOR MULTISTATE TRUST
    I...........................    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
MULTISTATE TRUST II
  California Municipal..........    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
  California Insured............    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
  Connecticut Municipal.........    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
  Massachusetts Municipal.......    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
  Massachusetts Insured.........    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
  New Jersey Municipal..........    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
  New York Municipal............    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
  New York Insured..............    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
  TOTAL FOR MULTISTATE TRUST
    II..........................    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]

--------------------------------  ---------------------------------
                                          ALL OTHER FEES(4)
                                  ---------------------------------
                                                      ADVISER AND
                                                        ADVISER
                                       FUND            ENTITIES
                                  ---------------   ---------------
                                  FISCAL   FISCAL   FISCAL   FISCAL
                                    YEAR     YEAR     YEAR     YEAR
                                   ENDED    ENDED    ENDED    ENDED
                                    2003     2004     2003     2004
--------------------------------  ---------------------------------
MULTISTATE TRUST I
  Arizona Municipal.............   $[  ]    $[  ]    $[  ]    $[  ]
  Colorado Municipal............    [  ]     [  ]     [  ]     [  ]
  Florida Municipal.............    [  ]     [  ]     [  ]     [  ]
  Maryland Municipal............    [  ]     [  ]     [  ]     [  ]
  New Mexico Municipal..........    [  ]     [  ]     [  ]     [  ]
  Pennsylvania Municipal........    [  ]     [  ]     [  ]     [  ]
  Virginia Municipal............    [  ]     [  ]     [  ]     [  ]
  TOTAL FOR MULTISTATE TRUST
    I...........................    [  ]     [  ]     [  ]     [  ]
MULTISTATE TRUST II
  California Municipal..........    [  ]     [  ]     [  ]     [  ]
  California Insured............    [  ]     [  ]     [  ]     [  ]
  Connecticut Municipal.........    [  ]     [  ]     [  ]     [  ]
  Massachusetts Municipal.......    [  ]     [  ]     [  ]     [  ]
  Massachusetts Insured.........    [  ]     [  ]     [  ]     [  ]
  New Jersey Municipal..........    [  ]     [  ]     [  ]     [  ]
  New York Municipal............    [  ]     [  ]     [  ]     [  ]
  New York Insured..............    [  ]     [  ]     [  ]     [  ]
  TOTAL FOR MULTISTATE TRUST
    II..........................    [  ]     [  ]     [  ]     [  ]

-------------------------------------------------------------------------------------------------------------------------
                                   AUDIT FEES(1)          AUDIT RELATED FEES(2)                    TAX FEES(3)
                                  ---------------   ---------------------------------   ---------------------------------
                                                                        ADVISER AND                         ADVISER AND
                                                                          ADVISER                             ADVISER
                                       FUND              FUND            ENTITIES            FUND            ENTITIES
                                  ---------------   ---------------   ---------------   ---------------   ---------------
                                  FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL
                                    YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                                   ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                                    2003     2004     2003     2004     2003     2004     2003     2004     2003     2004
-------------------------------------------------------------------------------------------------------------------------
MULTISTATE TRUST III
  Georgia Municipal.............   $[  ]    $[  ]    $[  ]    $[  ]    $[  ]    $[  ]    $[  ]    $[  ]    $[  ]    $[  ]
  Louisiana Municipal...........    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
  North Carolina Municipal......    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
  Tennessee Municipal...........    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
  TOTAL FOR MULTISTATE TRUST
    III.........................    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
MULTISTATE TRUST IV
  Kansas Municipal..............    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
  Kentucky Municipal............    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
  Michigan Municipal............    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
  Missouri Municipal............    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
  Ohio Municipal................    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
  Wisconsin Municipal...........    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
  TOTAL FOR MULTISTATE TRUST
    IV..........................    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
MUNICIPAL TRUST
  All-American..................    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
  High Yield Municipal..........    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
  Insured Municipal.............    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
  Intermediate Duration.........    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
  Limited Term..................    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
  TOTAL FOR MUNICIPAL TRUST.....    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]

--------------------------------  ---------------------------------
                                          ALL OTHER FEES(4)
                                  ---------------------------------
                                                      ADVISER AND
                                                        ADVISER
                                       FUND            ENTITIES
                                  ---------------   ---------------
                                  FISCAL   FISCAL   FISCAL   FISCAL
                                    YEAR     YEAR     YEAR     YEAR
                                   ENDED    ENDED    ENDED    ENDED
                                    2003     2004     2003     2004
--------------------------------  ---------------------------------
MULTISTATE TRUST III
  Georgia Municipal.............   $[  ]    $[  ]    $[  ]    $[  ]
  Louisiana Municipal...........    [  ]     [  ]     [  ]     [  ]
  North Carolina Municipal......    [  ]     [  ]     [  ]     [  ]
  Tennessee Municipal...........    [  ]     [  ]     [  ]     [  ]
  TOTAL FOR MULTISTATE TRUST
    III.........................    [  ]     [  ]     [  ]     [  ]
MULTISTATE TRUST IV
  Kansas Municipal..............    [  ]     [  ]     [  ]     [  ]
  Kentucky Municipal............    [  ]     [  ]     [  ]     [  ]
  Michigan Municipal............    [  ]     [  ]     [  ]     [  ]
  Missouri Municipal............    [  ]     [  ]     [  ]     [  ]
  Ohio Municipal................    [  ]     [  ]     [  ]     [  ]
  Wisconsin Municipal...........    [  ]     [  ]     [  ]     [  ]
  TOTAL FOR MULTISTATE TRUST
    IV..........................    [  ]     [  ]     [  ]     [  ]
MUNICIPAL TRUST
  All-American..................    [  ]     [  ]     [  ]     [  ]
  High Yield Municipal..........    [  ]     [  ]     [  ]     [  ]
  Insured Municipal.............    [  ]     [  ]     [  ]     [  ]
  Intermediate Duration.........    [  ]     [  ]     [  ]     [  ]
  Limited Term..................    [  ]     [  ]     [  ]     [  ]
  TOTAL FOR MUNICIPAL TRUST.....    [  ]     [  ]     [  ]     [  ]

-------------------------------------------------------------------------------------------------------------------------
                                   AUDIT FEES(1)          AUDIT RELATED FEES(2)                    TAX FEES(3)
                                  ---------------   ---------------------------------   ---------------------------------
                                                                        ADVISER AND                         ADVISER AND
                                                                          ADVISER                             ADVISER
                                       FUND              FUND            ENTITIES            FUND            ENTITIES
                                  ---------------   ---------------   ---------------   ---------------   ---------------
                                  FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL
                                    YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                                   ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                                    2003     2004     2003     2004     2003     2004     2003     2004     2003     2004
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT TRUST
  Balanced Stock and Bond.......   $[  ]    $[  ]    $[  ]    $[  ]    $[  ]    $[  ]    $[  ]    $[  ]    $[  ]    $[  ]
  Balanced Municipal and
    Stock.......................    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
  Large-Cap Value...............    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
  NWQ Multi-Cap Value...........    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
  TOTAL FOR INVESTMENT TRUST....    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
INVESTMENT TRUST II
  Rittenhouse Growth............    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
  NWQ International Value.......    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]
  TOTAL FOR INVESTMENT TRUST
    II..........................    [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]     [  ]

--------------------------------  ---------------------------------
                                          ALL OTHER FEES(4)
                                  ---------------------------------
                                                      ADVISER AND
                                                        ADVISER
                                       FUND            ENTITIES
                                  ---------------   ---------------
                                  FISCAL   FISCAL   FISCAL   FISCAL
                                    YEAR     YEAR     YEAR     YEAR
                                   ENDED    ENDED    ENDED    ENDED
                                    2003     2004     2003     2004
--------------------------------  ---------------------------------
INVESTMENT TRUST
  Balanced Stock and Bond.......   $[  ]    $[  ]    $[  ]    $[  ]
  Balanced Municipal and
    Stock.......................    [  ]     [  ]     [  ]     [  ]
  Large-Cap Value...............    [  ]     [  ]     [  ]     [  ]
  NWQ Multi-Cap Value...........    [  ]     [  ]     [  ]     [  ]
  TOTAL FOR INVESTMENT TRUST....    [  ]     [  ]     [  ]     [  ]
INVESTMENT TRUST II
  Rittenhouse Growth............    [  ]     [  ]     [  ]     [  ]
  NWQ International Value.......    [  ]     [  ]     [  ]     [  ]
  TOTAL FOR INVESTMENT TRUST
    II..........................    [  ]     [  ]     [  ]     [  ]

--------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees," "Audit Related Fees" and "Tax Fees."

NON-AUDIT FEES. The following table provides the aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund's last two fiscal years.

----------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL NON-AUDIT FEES
                                                                   BILLED TO ADVISER AND
                                                                     ADVISER ENTITIES
                                                                   (ENGAGEMENTS RELATED        TOTAL NON-AUDIT FEES
                                                                      DIRECTLY TO THE          BILLED TO ADVISER AND
                                       TOTAL NON-AUDIT FEES      OPERATIONS AND FINANCIAL        ADVISER ENTITIES
                                          BILLED TO FUND            REPORTING OF FUND)        (ALL OTHER ENGAGEMENTS)
                                     -------------------------   -------------------------   -------------------------
                                     FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                      ENDED 2003    ENDED 2004    ENDED 2003    ENDED 2004    ENDED 2003    ENDED 2004
----------------------------------------------------------------------------------------------------------------------
MULTISTATE TRUST I
  Arizona Municipal................       $[  ]         $[  ]         $[  ]         $[  ]         $[  ]         $[  ]
  Colorado Municipal...............        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
  Florida Municipal................        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
  Maryland Municipal...............        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
  New Mexico Municipal.............        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
  Pennsylvania Municipal...........        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
  Virginia Municipal...............        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
  TOTAL FOR MULTISTATE TRUST I.....        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
MULTISTATE TRUST II
  California Municipal.............        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
  California Insured...............        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
  Connecticut Municipal............        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
  Massachusetts Municipal..........        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
  Massachusetts Insured............        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
  New Jersey Municipal.............        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
  New York Municipal...............        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
  New York Insured.................        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
  TOTAL FOR MULTISTATE TRUST II....        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]

-----------------------------------  -------------------------

                                               TOTAL
                                     -------------------------
                                     FISCAL YEAR   FISCAL YEAR
                                      ENDED 2003    ENDED 2004
-----------------------------------  -------------------------
MULTISTATE TRUST I
  Arizona Municipal................       $[  ]         $[  ]
  Colorado Municipal...............        [  ]          [  ]
  Florida Municipal................        [  ]          [  ]
  Maryland Municipal...............        [  ]          [  ]
  New Mexico Municipal.............        [  ]          [  ]
  Pennsylvania Municipal...........        [  ]          [  ]
  Virginia Municipal...............        [  ]          [  ]
  TOTAL FOR MULTISTATE TRUST I.....        [  ]          [  ]
MULTISTATE TRUST II
  California Municipal.............        [  ]          [  ]
  California Insured...............        [  ]          [  ]
  Connecticut Municipal............        [  ]          [  ]
  Massachusetts Municipal..........        [  ]          [  ]
  Massachusetts Insured............        [  ]          [  ]
  New Jersey Municipal.............        [  ]          [  ]
  New York Municipal...............        [  ]          [  ]
  New York Insured.................        [  ]          [  ]
  TOTAL FOR MULTISTATE TRUST II....        [  ]          [  ]

----------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL NON-AUDIT FEES
                                                                   BILLED TO ADVISER AND
                                                                     ADVISER ENTITIES
                                                                   (ENGAGEMENTS RELATED        TOTAL NON-AUDIT FEES
                                                                      DIRECTLY TO THE          BILLED TO ADVISER AND
                                       TOTAL NON-AUDIT FEES      OPERATIONS AND FINANCIAL        ADVISER ENTITIES
                                          BILLED TO FUND            REPORTING OF FUND)        (ALL OTHER ENGAGEMENTS)
                                     -------------------------   -------------------------   -------------------------
                                     FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                      ENDED 2003    ENDED 2004    ENDED 2003    ENDED 2004    ENDED 2003    ENDED 2004
----------------------------------------------------------------------------------------------------------------------
MULTISTATE TRUST III
  Georgia Municipal................       $[  ]         $[  ]         $[  ]         $[  ]         $[  ]         $[  ]
  Louisiana Municipal..............        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
  North Carolina Municipal.........        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
  Tennessee Municipal..............        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
  TOTAL FOR MULTISTATE TRUST III...        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
MULTISTATE TRUST IV
  Kansas Municipal.................        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
  Kentucky Municipal...............        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
  Michigan Municipal...............        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
  Missouri Municipal...............        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
  Ohio Municipal...................        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
  Wisconsin Municipal..............        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
  TOTAL FOR MULTISTATE TRUST IV....        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
MUNICIPAL TRUST
  All-American.....................        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
  High Yield Municipal.............        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
  Insured Municipal................        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
  Intermediate Duration............        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
  Limited Term.....................        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
  TOTAL FOR MUNICIPAL TRUST........        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]

-----------------------------------  -------------------------

                                               TOTAL
                                     -------------------------
                                     FISCAL YEAR   FISCAL YEAR
                                      ENDED 2003    ENDED 2004
-----------------------------------  -------------------------
MULTISTATE TRUST III
  Georgia Municipal................       $[  ]         $[  ]
  Louisiana Municipal..............        [  ]          [  ]
  North Carolina Municipal.........        [  ]          [  ]
  Tennessee Municipal..............        [  ]          [  ]
  TOTAL FOR MULTISTATE TRUST III...        [  ]          [  ]
MULTISTATE TRUST IV
  Kansas Municipal.................        [  ]          [  ]
  Kentucky Municipal...............        [  ]          [  ]
  Michigan Municipal...............        [  ]          [  ]
  Missouri Municipal...............        [  ]          [  ]
  Ohio Municipal...................        [  ]          [  ]
  Wisconsin Municipal..............        [  ]          [  ]
  TOTAL FOR MULTISTATE TRUST IV....        [  ]          [  ]
MUNICIPAL TRUST
  All-American.....................        [  ]          [  ]
  High Yield Municipal.............        [  ]          [  ]
  Insured Municipal................        [  ]          [  ]
  Intermediate Duration............        [  ]          [  ]
  Limited Term.....................        [  ]          [  ]
  TOTAL FOR MUNICIPAL TRUST........        [  ]          [  ]

----------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL NON-AUDIT FEES
                                                                   BILLED TO ADVISER AND
                                                                     ADVISER ENTITIES
                                                                   (ENGAGEMENTS RELATED        TOTAL NON-AUDIT FEES
                                                                      DIRECTLY TO THE          BILLED TO ADVISER AND
                                       TOTAL NON-AUDIT FEES      OPERATIONS AND FINANCIAL        ADVISER ENTITIES
                                          BILLED TO FUND            REPORTING OF FUND)        (ALL OTHER ENGAGEMENTS)
                                     -------------------------   -------------------------   -------------------------
                                     FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                      ENDED 2003    ENDED 2004    ENDED 2003    ENDED 2004    ENDED 2003    ENDED 2004
----------------------------------------------------------------------------------------------------------------------
INVESTMENT TRUST
  Balanced Stock and Bond..........      $ [  ]        $ [  ]        $ [  ]        $ [  ]        $ [  ]        $ [  ]
  Balanced Municipal and Stock.....        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
  Large-Cap Value..................        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
  NWQ Multi-Cap Value..............        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
  TOTAL FOR INVESTMENT TRUST.......        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
INVESTMENT TRUST II
  Rittenhouse Growth...............        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
  NWQ International Value..........        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]
  TOTAL FOR INVESTMENT TRUST II....        [  ]          [  ]          [  ]          [  ]          [  ]          [  ]

-----------------------------------  -------------------------

                                               TOTAL
                                     -------------------------
                                     FISCAL YEAR   FISCAL YEAR
                                      ENDED 2003    ENDED 2004
-----------------------------------  -------------------------
INVESTMENT TRUST
  Balanced Stock and Bond..........      $ [  ]        $ [  ]
  Balanced Municipal and Stock.....        [  ]          [  ]
  Large-Cap Value..................        [  ]          [  ]
  NWQ Multi-Cap Value..............        [  ]          [  ]
  TOTAL FOR INVESTMENT TRUST.......        [  ]          [  ]
INVESTMENT TRUST II
  Rittenhouse Growth...............        [  ]          [  ]
  NWQ International Value..........        [  ]          [  ]
  TOTAL FOR INVESTMENT TRUST II....        [  ]          [  ]

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. Generally, the audit committee must approve each Fund's independent auditor's engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent auditors for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

[For engagements with PricewaterhouseCoopers LLP entered into on or after May 6, 2003, the audit committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund).] [None of the services rendered by PricewaterhouseCoopers LLP to each Fund or the Adviser or Adviser Entities were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.] [The audit committee has considered whether the provision of non-audit services rendered by PricewaterhouseCoopers LLP to the Adviser and Adviser Entities that were not required to be pre-approved by the audit committee is compatible with maintaining PricewaterhouseCoopers LLP's independence.]

ADDITIONAL INFORMATION

INFORMATION ABOUT THE UNDERWRITER

Nuveen Investments, LLC (the "Underwriter"), located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as the principal underwriter for each Fund. The underwriter is a wholly-owned subsidiary of Nuveen.

SHAREHOLDER PROPOSALS

The Trusts generally do not hold annual shareholders' meetings, but will hold special meetings as required or deemed desirable. Because each Trust does not hold regular shareholders' meetings, the anticipated date of the next special shareholders' meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting of a Trust should send their written proposal to the Trust at 333 West Wacker Drive, Chicago, Illinois 60606. Proposals must be received a reasonable time before a Trust begins to print and mail its proxy materials for the meeting.

SHAREHOLDER COMMUNICATIONS

Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the chair of the nominating and governance committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid 70% by Nuveen and 30% by the Funds (allocated among the Funds based on relative net assets). Solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives.

FISCAL YEAR

The last fiscal year end for all Funds in Multistate Trust I, Multistate Trust III and Multistate Trust IV was May 31, 2004. The last fiscal year end for all Funds in Investment Trust was June 30, 2004. The last fiscal year end for all Funds in Investment Trust II was July 31, 2004. The last fiscal year end for all Funds in Multistate Trust II was February 28, 2005. The last fiscal year end for all Funds in Municipal Trust was April 30, 2005.

ANNUAL REPORT DELIVERY

Annual reports will be sent to shareholders of record of each Fund following each Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meetings. However, if other matters are properly presented to the Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meetings.

Failure of a quorum to be present at any Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Trust's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Jessica R. Droeger
Vice President and Secretary

          , 2005

                                                                      APPENDIX A

                               DATES RELATING TO
                  ORIGINAL INVESTMENT MANAGEMENT AGREEMENTS(1)

---------------------------------------------------------------------------------------
                                                                          DATE ORIGINAL
                                                    DATE ORIGINAL            INVESTMENT
                                                       INVESTMENT            MANAGEMENT
                            DATE OF ORIGINAL           MANAGEMENT    AGREEMENT WAS LAST
                                  INVESTMENT   AGREEMENT WAS LAST          APPROVED FOR
                                  MANAGEMENT          APPROVED BY        CONTINUANCE BY
TRUST                              AGREEMENT         SHAREHOLDERS                 BOARD
---------------------------------------------------------------------------------------
Multistate Trust I           February 1,1997   December 20, 1996           May 16, 2004
Multistate Trust II         February 1, 1997   December 20, 1996           May 16, 2004
Multistate Trust III        February 1, 1997   December 20, 1996           May 16, 2004
Multistate Trust IV         February 1, 1997   December 20, 1996           May 16, 2004
Municipal Trust             February 1, 1997   December 20, 1996           May 16, 2004
Investment Trust               July 29, 1996       July 29, 1996           May 16, 2004
Investment Trust II         October 31, 1997   November 12, 1997           May 16, 2004
---------------------------------------------------------------------------------------

(1) The Original Investment Management Agreement for each Trust is with Nuveen Advisory Corp. ("NAC") or Nuveen Institutional Advisory Corp. ("NIAC"). Effective January 1, 2005, NAC and NIAC were merged into NAM. As a result, NAC and NIAC became a part of NAM and ceased to exist separately. NAM assumed all of NAC and NIAC's obligations under the Original Investment Management Agreements. Like NAC and NIAC, NAM is a wholly-owned subsidiary of Nuveen. The merger did not constitute a change in control. There was no change in who manages the Funds or in the Funds' investment objectives or policies as a result of the merger.

                                                                      APPENDIX B

              [INSERT FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT]

                                                                      APPENDIX C

                            COMPLEX-LEVEL FEE RATES

------------------------------------------------------------------------
COMPLEX DAILY NET ASSETS                                        FEE RATE
------------------------------------------------------------------------
First $55 billion                                                0.2000%
Next $1 billion                                                  0.1800%
Next $1 billion                                                  0.1600%
Next $3 billion                                                  0.1425%
Next $3 billion                                                  0.1325%
Next $3 billion                                                  0.1250%
Next $5 billion                                                  0.1200%
Next $5 billion                                                  0.1175%
Next $15 billion                                                 0.1150%
------------------------------------------------------------------------

FUND-LEVEL FEE RATES AND AGGREGATE MANAGEMENT FEES PAID DURING LAST FISCAL YEAR

--------------------------------------------------------------------------------------------------------
                                                                           FEES PAID TO
                                                                           THE ADVISER
                               FUND AVERAGE DAILY                          DURING LAST       NET ASSETS
FUND                               NET ASSETS              FEE RATE(1)    FISCAL YEAR(2)    AS OF 5/1/05
--------------------------------------------------------------------------------------------------------
MULTISTATE TRUST I
  Arizona Municipal      For the first $125 million          0.3000%       $   582,234
                         For the next $125 million           0.2875%
                         For the first $250 million          0.2750%
                         For the first $500 million          0.2625%
                         For the next $1 billion             0.2500%
                         For the next $3 billion             0.2250%
                         For net assets over $5 billion      0.2125%
  Colorado Municipal     For the first $125 million          0.3000%       $   240,310
                         For the next $125 million           0.2875%
                         For the first $250 million          0.2750%
                         For the first $500 million          0.2625%
                         For the next $1 billion             0.2500%
                         For the next $3 billion             0.2250%
                         For net assets over $5 billion      0.2125%

--------------------------------------------------------------------------------------------------------
                                                                           FEES PAID TO
                                                                           THE ADVISER
                               FUND AVERAGE DAILY                          DURING LAST       NET ASSETS
FUND                               NET ASSETS              FEE RATE(1)    FISCAL YEAR(2)    AS OF 5/1/05
--------------------------------------------------------------------------------------------------------
  Florida Municipal      For the first $125 million          0.3000%       $ 1,893,315
                         For the next $125 million           0.2875%
                         For the first $250 million          0.2750%
                         For the first $500 million          0.2625%
                         For the next $1 billion             0.2500%
                         For the next $3 billion             0.2250%
                         For net assets over $5 billion      0.2125%
  Maryland Municipal     For the first $125 million          0.3000%       $   588,624
                         For the next $125 million           0.2875%
                         For the first $250 million          0.2750%
                         For the first $500 million          0.2625%
                         For the next $1 billion             0.2500%
                         For the next $3 billion             0.2250%
                         For net assets over $5 billion      0.2125%
  New Mexico
    Municipal            For the first $125 million          0.3000%       $   307,485
                         For the next $125 million           0.2875%
                         For the first $250 million          0.2750%
                         For the first $500 million          0.2625%
                         For the next $1 billion             0.2500%
                         For the next $3 billion             0.2250%
                         For net assets over $5 billion      0.2125%
  Pennsylvania
    Municipal            For the first $125 million          0.3000%       $   874,232
                         For the next $125 million           0.2875%
                         For the first $250 million          0.2750%
                         For the first $500 million          0.2625%
                         For the next $1 billion             0.2500%
                         For the next $3 billion             0.2250%
                         For net assets over $5 billion      0.2125%
  Virginia Municipal     For the first $125 million          0.3000%       $ 1,341,301
                         For the next $125 million           0.2875%
                         For the first $250 million          0.2750%
                         For the first $500 million          0.2625%
                         For the next $1 billion             0.2500%
                         For the next $3 billion             0.2250%
                         For net assets over $5 billion      0.2125%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                           FEES PAID TO
                                                                           THE ADVISER
                               FUND AVERAGE DAILY                          DURING LAST       NET ASSETS
FUND                               NET ASSETS              FEE RATE(1)    FISCAL YEAR(2)    AS OF 5/1/05
--------------------------------------------------------------------------------------------------------
MULTISTATE TRUST II
  California
    Municipal            For the first $125 million          0.3500%       $ 1,425,821
                         For the next $125 million           0.3375%
                         For the next $250 million           0.3250%
                         For the next $500 million           0.3125%
                         For the next $1 billion             0.3000%
                         For the next $3 billion             0.2750%
                         For net assets over $5 billion      0.2500%
  California Insured     For the first $125 million          0.3500%       $ 1,464,608
                         For the next $125 million           0.3375%
                         For the next $250 million           0.3250%
                         For the next $500 million           0.3125%
                         For the next $1 billion             0.3000%
                         For the next $3 billion             0.2750%
                         For net assets over $5 billion      0.2500%
  Connecticut
    Municipal            For the first $125 million          0.3500%       $ 1,646,931
                         For the next $125 million           0.3375%
                         For the next $250 million           0.3250%
                         For the next $500 million           0.3125%
                         For the next $1 billion             0.3000%
                         For the next $3 billion             0.2750%
                         For net assets over $5 billion      0.2500%
  Massachusetts
    Municipal            For the first $125 million          0.3500%       $   596,651
                         For the next $125 million           0.3375%
                         For the next $250 million           0.3250%
                         For the next $500 million           0.3125%
                         For the next $1 billion             0.3000%
                         For the next $3 billion             0.2750%
                         For net assets over $5 billion      0.2500%

--------------------------------------------------------------------------------------------------------
                                                                           FEES PAID TO
                                                                           THE ADVISER
                               FUND AVERAGE DAILY                          DURING LAST       NET ASSETS
FUND                               NET ASSETS              FEE RATE(1)    FISCAL YEAR(2)    AS OF 5/1/05
--------------------------------------------------------------------------------------------------------
  Massachusetts
    Insured              For the first $125 million          0.3500%       $   530,374
                         For the next $125 million           0.3375%
                         For the next $250 million           0.3250%
                         For the next $500 million           0.3125%
                         For the next $1 billion             0.3000%
                         For the next $3 billion             0.2750%
                         For net assets over $5 billion      0.2500%
  New Jersey
    Municipal            For the first $125 million          0.3500%       $   935,776
                         For the next $125 million           0.3375%
                         For the next $250 million           0.3250%
                         For the next $500 million           0.3125%
                         For the next $1 billion             0.3000%
                         For the next $3 billion             0.2750%
                         For net assets over $5 billion      0.2500%
  New York Municipal     For the first $125 million          0.3500%       $ 1,816,547
                         For the next $125 million           0.3375%
                         For the next $250 million           0.3250%
                         For the next $500 million           0.3125%
                         For the next $1 billion             0.3000%
                         For the next $3 billion             0.2750%
                         For net assets over $5 billion      0.2500%
  New York Insured       For the first $125 million          0.3500%       $ 2,042,599
                         For the next $125 million           0.3375%
                         For the next $250 million           0.3250%
                         For the next $500 million           0.3125%
                         For the next $1 billion             0.3000%
                         For the next $3 billion             0.2750%
                         For net assets over $5 billion      0.2500%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                           FEES PAID TO
                                                                           THE ADVISER
                               FUND AVERAGE DAILY                          DURING LAST       NET ASSETS
FUND                               NET ASSETS              FEE RATE(1)    FISCAL YEAR(2)    AS OF 5/1/05
--------------------------------------------------------------------------------------------------------
MULTISTATE TRUST III
  Georgia Municipal      For the first $125 million          0.3500%       $   899,307
                         For the next $125 million           0.3375%
                         For the next $250 million           0.3250%
                         For the next $500 million           0.3125%
                         For the next $1 billion             0.3000%
                         For the next $3 billion             0.2750%
                         For assets over $5 billion          0.2500%
  Louisiana Municipal    For the first $125 million          0.3500%       $   677,995
                         For the next $125 million           0.3375%
                         For the next $250 million           0.3250%
                         For the next $500 million           0.3125%
                         For the next $1 billion             0.3000%
                         For the next $3 billion             0.2750%
                         For assets over $5 billion          0.2500%
  North Carolina
    Municipal            For the first $125 million          0.3500%       $ 1,214,930
                         For the next $125 million           0.3375%
                         For the next $250 million           0.3250%
                         For the next $500 million           0.3125%
                         For the next $1 billion             0.3000%
                         For the next $3 billion             0.2750%
                         For assets over $5 billion          0.2500%
  Tennessee Municipal    For the first $125 million          0.3500%       $ 1,850,557
                         For the next $125 million           0.3375%
                         For the next $250 million           0.3250%
                         For the next $500 million           0.3125%
                         For the next $1 billion             0.3000%
                         For the next $3 billion             0.2750%
                         For assets over $5 billion          0.2500%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                           FEES PAID TO
                                                                           THE ADVISER
                               FUND AVERAGE DAILY                          DURING LAST       NET ASSETS
FUND                               NET ASSETS              FEE RATE(1)    FISCAL YEAR(2)    AS OF 5/1/05
--------------------------------------------------------------------------------------------------------
MULTISTATE TRUST IV
  Kansas Municipal       For the first $125 million          0.3500%       $   754,591
                         For the next $125 million           0.3375%
                         For the next $250 million           0.3250%
                         For the next $500 million           0.3125%
                         For the next $1 billion             0.3000%
                         For the next $3 billion             0.2750%
                         For assets over $5 billion          0.2500%
  Kentucky Municipal     For the first $125 million          0.3500%       $ 2,642,597
                         For the next $125 million           0.3375%
                         For the next $250 million           0.3250%
                         For the next $500 million           0.3125%
                         For the next $1 billion             0.3000%
                         For the next $3 billion             0.2750%
                         For assets over $5 billion          0.2500%
  Michigan Municipal     For the first $125 million          0.3500%       $ 1,449,792
                         For the next $125 million           0.3375%
                         For the next $250 million           0.3250%
                         For the next $500 million           0.3125%
                         For the next $1 billion             0.3000%
                         For the next $3 billion             0.2750%
                         For assets over $5 billion          0.2500%
  Missouri Municipal     For the first $125 million          0.3500%       $ 1,435,603
                         For the next $125 million           0.3375%
                         For the next $250 million           0.3250%
                         For the next $500 million           0.3125%
                         For the next $1 billion             0.3000%
                         For the next $3 billion             0.2750%
                         For assets over $5 billion          0.2500%

--------------------------------------------------------------------------------------------------------
                                                                           FEES PAID TO
                                                                           THE ADVISER
                               FUND AVERAGE DAILY                          DURING LAST       NET ASSETS
FUND                               NET ASSETS              FEE RATE(1)    FISCAL YEAR(2)    AS OF 5/1/05
--------------------------------------------------------------------------------------------------------
  Ohio Municipal         For the first $125 million          0.3500%       $ 3,119,661
                         For the next $125 million           0.3375%
                         For the next $250 million           0.3250%
                         For the next $500 million           0.3125%
                         For the next $1 billion             0.3000%
                         For the next $3 billion             0.2750%
                         For assets over $5 billion          0.2500%
  Wisconsin Municipal    For the first $125 million          0.3500%       $   273,705
                         For the next $125 million           0.3375%
                         For the next $250 million           0.3250%
                         For the next $500 million           0.3125%
                         For the next $1 billion             0.3000%
                         For the next $3 billion             0.2750%
                         For assets over $5 billion          0.2500%
--------------------------------------------------------------------------------------------------------
MUNICIPAL TRUST
  All-American           For the first $125 million          0.3000%       $ 1,709,991
                         For the next $125 million           0.2875%
                         For the next $250 million           0.2750%
                         For the next $500 million           0.2625%
                         For the next $1 billion             0.2500%
                         For the next $3 billion             0.2250%
                         For net assets over $5 billion      0.2125%
  High Yield
    Municipal            For the first $125 million          0.4000%       $ 2,065,153
                         For the next $125 million           0.3875%
                         For the next $250 million           0.3750%
                         For the next $500 million           0.3625%
                         For the next $1 billion             0.3500%
                         For net assets over $2 billion      0.3250%
  Insured Municipal      For the first $125 million          0.3000%       $ 4,499,174
                         For the next $125 million           0.2875%
                         For the next $250 million           0.2750%
                         For the next $500 million           0.2625%
                         For the next $1 billion             0.2500%
                         For the next $3 billion             0.2250%
                         For net assets over $5 billion      0.2125%

--------------------------------------------------------------------------------------------------------
                                                                           FEES PAID TO
                                                                           THE ADVISER
                               FUND AVERAGE DAILY                          DURING LAST       NET ASSETS
FUND                               NET ASSETS              FEE RATE(1)    FISCAL YEAR(2)    AS OF 5/1/05
--------------------------------------------------------------------------------------------------------
  Intermediate
    Duration             For the first $125 million          0.3000%       $12,722,332
                         For the next $125 million           0.2875%
                         For the next $250 million           0.2750%
                         For the next $500 million           0.2625%
                         For the next $1 billion             0.2500%
                         For the next $3 billion             0.2250%
                         For net assets over $5 billion      0.2125%
  Limited Term           For the first $125 million          0.2500%       $ 3,815,874
                         For the next $125 million           0.2375%
                         For the next $250 million           0.2250%
                         For the next $500 million           0.2125%
                         For the next $1 billion             0.2000%
                         For the next $3 billion             0.1750%
                         For net assets over $5 billion      0.1625%
--------------------------------------------------------------------------------------------------------
INVESTMENT TRUST
  Balanced Stock and
    Bond                 For the first $125 million          0.5500%       $   407,756(3)
                         For the next $125 million           0.5375%
                         For the next $250 million           0.5250%
                         For the next $500 million           0.5125%
                         For the next $1 billion             0.5000%
                         For net assets over $2 billion      0.4750%
Balanced Municipal
  and Stock              For the first $125 million          0.5500%       $   666,642(4)
                         For the next $125 million           0.5375%
                         For the next $250 million           0.5250%
                         For the next $500 million           0.5125%
                         For the next $1 billion             0.5000%
                         For net assets over $2 billion      0.4750%
  Large-Cap Value        For the first $125 million          0.6500%       $ 4,753,246
                         For the next $125 million           0.6375%
                         For the next $250 million           0.6250%
                         For the next $500 million           0.6125%
                         For the next $1 billion             0.6000%
                         For net assets over $2 billion      0.5750%

--------------------------------------------------------------------------------------------------------
                                                                           FEES PAID TO
                                                                           THE ADVISER
                               FUND AVERAGE DAILY                          DURING LAST       NET ASSETS
FUND                               NET ASSETS              FEE RATE(1)    FISCAL YEAR(2)    AS OF 5/1/05
--------------------------------------------------------------------------------------------------------
  NWQ Multi-Cap Value    For the first $125 million          0.6500%       $   634,131
                         For the next $125 million           0.6375%
                         For the next $250 million           0.6250%
                         For the next $500 million           0.6125%
                         For the next $1 billion             0.6000%
                         For net assets over $2 billion      0.5750%
--------------------------------------------------------------------------------------------------------
INVESTMENT TRUST II
  Rittenhouse Growth     For the first $125 million          0.6500%       $ 2,439,673(5)
                         For the next $125 million           0.6375%
                         For the next $250 million           0.6250%
                         For the next $500 million           0.6125%
                         For the next $1 billion             0.6000%
                         For net assets over $2 billion      0.5750%
  NWQ International
    Value                For the first $125 million          0.8500%       $   344,155
                         For the next $125 million           0.8375%
                         For the next $250 million           0.8250%
                         For the next $500 million           0.8125%
                         For the next $1 billion             0.8000%
                         For net assets over $2 billion      0.7750%
--------------------------------------------------------------------------------------------------------

(1) The fee rates shown above went into effect on August 1, 2004. Prior to August 1, 2004, the investment management fee paid by each Fund was calculated using the above fund-level fee rates plus 0.20% at each breakpoint asset level. There was no complex-level component of the investment management fee.

(2) Prior to January 1, 2005, investment management services were provided to the Funds by Nuveen Advisory Corp. ("NAC") or Nuveen Institutional Advisory Corp. ("NIAC"). Effective January 1, 2005, NAC and NIAC were merged into NAM. As a result, NAC and NIAC became a part of NAM and ceased to exist separately. Prior to the reorganization, management fees were paid to NAC or NIAC. Currently and under the New Investment Management Agreements, all management fees will be paid to NAM. Like NAM, NAC and NIAC were wholly-owned subsidiaries of Nuveen.

(3) Amount is net of expense reimbursements by NIAC. NIAC waived fees and reimbursed expenses of $71,482 during the Fund's last fiscal year.

(4) Amount is net of expense reimbursements by NIAC. NIAC waived fees and reimbursed expenses of $31,826 during the Fund's last fiscal year.

(5) Amount is net of expense reimbursements by NIAC. NIAC waived fees and reimbursed expenses of $155,774 during the Fund's last fiscal year.

                                                                      APPENDIX D

                           OFFICERS AND DIRECTORS OF
                        NUVEEN ASSET MANAGEMENT ("NAM")
              WHO ARE NOT OFFICERS OR BOARD MEMBERS OF THE TRUSTS

--------------------------------------------------------------------------------
NAME                                    PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
John P. Amboian      President and Director of Nuveen Investments, Inc., Nuveen
                     Asset Management, Nuveen Investments, LLC, Rittenhouse
                     Asset Management, Inc., Nuveen Investments Advisors Inc.
                     and Nuveen Investments Holdings, Inc.
Alan Berkshire       Senior Vice President, Secretary and General Counsel of
                     Nuveen Investments, Inc., Nuveen Asset Management, Nuveen
                     Investments, LLC, Rittenhouse Asset Management, Inc. and
                     Nuveen Investments Holdings, Inc.; Senior Vice President
                     and Secretary of Nuveen Investments Advisors Inc.;
                     Assistant Secretary of NWQ Investment Management Company,
                     LLC and Secretary of Symphony Asset Management, LLC.
Mary E. Keefe        Managing Director of Nuveen Investments, Inc.; Managing
                     Director and Chief Compliance Officer of Nuveen
                     Investments, LLC, Nuveen Asset Management, Nuveen
                     Investments Advisors Inc., Nuveen Investments Institutional
                     Services Group LLC and Rittenhouse Asset Management, Inc.
Margaret E.
Wilson               Senior Vice President, Finance of Nuveen Investments, Inc.,
                     Nuveen Asset Management, Nuveen Investments, LLC,
                     Rittenhouse Asset Management, Inc., Nuveen Investments
                     Advisors Inc. and Nuveen Investments Holdings, Inc.
--------------------------------------------------------------------------------

                                                                      APPENDIX E

                   DATES RELATING TO SUB-ADVISORY AGREEMENTS

----------------------------------------------------------------------------------------------------
                                                                                       DATE ORIGINAL
                                                                  DATE ORIGINAL         SUB-ADVISORY
                                                                   SUB-ADVISORY        AGREEMENT WAS
                                          DATE OF ORIGINAL        AGREEMENT WAS        LAST APPROVED
                                 SUB-         SUB-ADVISORY        LAST APPROVED      FOR CONTINUANCE
TRUST/FUND                    ADVISER            AGREEMENT      BY SHAREHOLDERS             BY BOARD
----------------------------------------------------------------------------------------------------
INVESTMENT TRUST
  Balanced Stock and
    Bond                         ICAP        May 16, 1996        July 29, 1996          May 16, 2004
  Balanced Municipal and
    Stock                        ICAP        May 16, 1996        July 29, 1996          May 16, 2004
  Large-Cap Value                ICAP        May 16, 1996        July 29, 1996          May 16, 2004
  NWQ Multi-Cap Value             NWQ     August 15, 2002     December 5, 2002          May 16, 2004
INVESTMENT TRUST II
  NWQ International
    Value                         NWQ     October 4, 2002      October 4, 2002          May 16, 2004
  Rittenhouse Growth      Rittenhouse    October 31, 1997    November 12, 1997          May 16, 2004
----------------------------------------------------------------------------------------------------

                                                                      APPENDIX F

                  [INSERT FORM OF NEW SUB-ADVISORY AGREEMENT]

                                                                      APPENDIX G

               SUB-ADVISORY FEE RATES AND AGGREGATE SUB-ADVISORY
                                   FEES PAID

------------------------------------------------------------------------------------------------------------------
                                                    FEE RATE
                                 -----------------------------------------------
                                     ASSETS OF ALL
                                        THE NUVEEN
                                         SPONSORED
                                        INVESTMENT         EQUITY   FIXED-INCOME   FEES PAID TO THE
                                          PRODUCTS      PORTFOLIO      PORTFOLIO        SUB-ADVISER
                                           MANAGED     MANAGEMENT     MANAGEMENT        DURING LAST     NET ASSETS
TRUST       FUND   SUB-ADVISER          BY ICAP(1)            FEE            FEE        FISCAL YEAR   AS OF 5/1/05
------------------------------------------------------------------------------------------------------------------
Investment  Balanced        ICAP For the first              0.35%          0.20%   $       176,690
  Trust     Stock                $500 million
             and
            Bond
                                 For the next $500          0.30%          0.15%
                                 million
                                 For assets over            0.25%          0.12%
                                 $1 billion
Investment  Balanced        ICAP For the first              0.35%          0.20%   $       110,539
  Trust     Municipal            $500 million
             and
            Stock
                                 For the next $500          0.30%          0.15%
                                 million
                                 For assets over            0.25%          0.12%
                                 $1 billion
Investment  Large-        ICAP   For the first              0.35%          0.20%   $     1,938,157
  Trust      Cap                 $500 million
            Value
                                 For the next $500          0.30%          0.15%
                                 million
                                 For assets over            0.25%          0.12%
                                 $1 billion

                                                                         FEES PAID
                                                                            TO THE
                                                                       SUB-ADVISER   NET ASSETS
                                       SUB-                            DURING LAST        AS OF
TRUST                         FUND  ADVISER          FEE RATE          FISCAL YEAR       5/1/05
-----------------------------------------------------------------------------------------------
Investment Trust     NWQ Multi-     NWQ      50% of the advisory fee    $281,867
                     Cap Value               paid to NAM for its
                                             service to the Fund (net
                                             of any waivers,
                                             reimbursement payments,
                                             supermarket fees and
                                             alliance fees waived,
                                             reimbursed or paid by
                                             NAM in respect of the
                                             Fund)
Investment Trust II  NWQ            NWQ      50% of the advisory fee    $156,102
                     International           paid to NAM for its
                     Value                   service to the Fund (net
                                             of any waivers,
                                             reimbursement payments,
                                             supermarket fees and
                                             alliance fees waived,
                                             reimbursed or paid by
                                             NAM in respect of the
                                             Fund)

                                                     FEE RATE
                                           -----------------------------     FEES PAID
                                                                                TO THE
                                            DAILY NET ASSETS               SUB-ADVISER   NET ASSETS
                                     SUB-     OF RITTENHOUSE  % OF DAILY   DURING LAST        AS OF
TRUST                   FUND      ADVISER             GROWTH  NET ASSETS   FISCAL YEAR       5/1/05
---------------------------------------------------------------------------------------------------
Investment Trust II  Rittenhouse  Ritten-  For the first         0.35%     $1,081,212
                     Growth       house    $500 million
                                           For assets over       0.30%
                                           $500 million

--------------------------------------------------------------------------------

(1) NAM pays ICAP a portfolio management fee based on the average daily market value of all the Nuveen-sponsored investment products for which it serves as portfolio manager. NAM pays ICAP separate portfolio management fees for the equity and fixed-income portions of the Funds' assets, if applicable, according to the above schedule.

        FEE RATES AND NET ASSETS OF OTHER FUNDS ADVISED BY SUB-ADVISERS
          WITH SIMILAR INVESTMENT OBJECTIVES AS THE SUB-ADVISED FUNDS

-----------------------------------------------------------------------------------------------
                                                          FEE RATE
                                              ---------------------------------
                                                  FUND AVERAGE                       NET ASSETS
       SUB-ADVISER            SIMILAR FUND    DAILY NET ASSETS         FEE RATE    AS OF 5/1/05
-----------------------------------------------------------------------------------------------
[        ]                      [        ]          [        ]       [        ]      [        ]
[        ]                      [        ]          [        ]       [        ]      [        ]
[        ]                      [        ]          [        ]       [        ]      [        ]

                                                                      APPENDIX H

                     OFFICERS AND DIRECTORS OF SUB-ADVISERS
              WHO ARE NOT OFFICERS OR BOARD MEMBERS OF THE TRUSTS

-----------------------------------------------------------------------------------------
SUB-ADVISER            NAME AND ADDRESS                     PRINCIPAL OCCUPATION
-----------------------------------------------------------------------------------------
ICAP           Pamela H. Conroy                     Senior Vice President and Director of
               225 West Wacker Drive                Institutional Capital Corporation;
               Chicago, IL 60606                    Vice President, Treasurer and
                                                    Director of ICAP Funds, Inc.
               Donald D. Niemann                    Executive Vice President and Director
               225 West Wacker Drive                of Institutional Capital Corporation;
               Chicago, IL 60606                    Vice President, Secretary and
                                                    Director of ICAP Funds, Inc.
               Gary S. Maurer 225 West Wacker       Executive Vice President and Director
               Drive Chicago, IL 60606              of Institutional Capital Corporation;
                                                    Director of ICAP Funds, Inc.
NWQ            Michael C. Mendez                    Chief Executive Officer of NWQ;
               2049 Century Park East, 4th Floor    Investment Management Company, LLC;
               Los Angeles, CA 90067                President and Director of NWQ
                                                    Investment Management Company, Inc.
               Jon D. Bosse, CFA                    Chief Investment Officer and Managing
               2049 Century Park East, 4th Floor    Director of NWQ Investment Management
               Los Angeles, CA 90067                Company, LLC; Managing Director and
                                                    Portfolio Manager of NWQ Investment
                                                    Management Company, Inc.
               Edward C. Friedel, CFA               Senior Managing Director of NWQ
               2049 Century Park East, 4th Floor    Investment Management Company, LLC;
               Los Angeles, CA 90067                Managing Director of NWQ Investment
                                                    Management Company, Inc.
Rittenhouse    John P. Amboian                      President and Director of Nuveen
               Five Radnor Corporate Center         Investments, Inc., Nuveen Asset
               Radnor, PA 19087-9570                Management, Nuveen Investments, LLC,
                                                    Rittenhouse Asset Management, Inc.,
                                                    Nuveen Investments Advisors Inc. and
                                                    Nuveen Investments Holdings, Inc.
               Alan G. Berkshire                    Senior Vice President, Secretary and
               333 W. Wacker Drive                  General Counsel of Nuveen
               Chicago, IL 60606                    Investments, Inc., Nuveen Asset
                                                    Management, Nuveen Investments, LLC,
                                                    Rittenhouse Asset Management, Inc.
                                                    and Nuveen Investments Holdings,
                                                    Inc.; Senior Vice President and
                                                    Secretary of Nuveen Investments
                                                    Advisors Inc.; Assistant Secretary of
                                                    NWQ Investment Management Company,
                                                    LLC and Secretary of Symphony Asset
                                                    Management, LLC.
               James J. Jolinger                    Director of Research of Rittenhouse
               Five Radnor Corporate Center         Asset Management, Inc.
               Radnor, PA 19087
               Mary E. Keefe                        Managing Director of Nuveen
               333 W. Wacker Drive                  Investments, Inc.; Managing Director
               Chicago, IL 60606                    and Chief Compliance Officer of
                                                    Nuveen Investments, LLC, Nuveen Asset
                                                    Management, Nuveen Investments
                                                    Advisors Inc., Nuveen Investments
                                                    Institutional Services Group LLC and
                                                    Rittenhouse Asset Management, Inc.

-----------------------------------------------------------------------------------------
SUB-ADVISER            NAME AND ADDRESS                     PRINCIPAL OCCUPATION
-----------------------------------------------------------------------------------------
               Michael H. Lewers                    Managing Director of Rittenhouse
               Five Radnor Corporate Center         Asset Management, Inc.
               Radnor, PA 19087
               Daniel C. Roarty                     Managing Director of Rittenhouse
               Five Radnor Corporate Center         Asset Management, Inc.
               Radnor, PA 19087
               John P. Waterman                     Chief Investment Officer of
               Five Radnor Corporate Center         Rittenhouse Asset Management, Inc.
               Radnor, PA 19087
               Margaret E. Wilson                   Senior Vice President, Finance of
               333 W. Wacker Drive                  Nuveen Investments, Inc., Nuveen
               Chicago, IL 60606                    Asset Management, Nuveen Investments,
                                                    LLC, Rittenhouse Asset Management,
                                                    Inc., Nuveen Investments Advisors
                                                    Inc. and Nuveen Investments Holdings,
                                                    Inc.
               Margaret S. Woolley                  Vice President and Director of
               Five Radnor Corporate Center         Trading of Rittenhouse Asset
               Radnor, PA 19087                     Management, Inc.

                                                                      APPENDIX I

                 BENEFICIAL OWNERS OF 5% OR MORE OF FUND SHARES

-----------------------------------------------------------------------------------------------
                                                   NAME AND
                                                 ADDRESS OF       NUMBER OF
FUND                     TITLE OF CLASS    BENEFICIAL OWNER    SHARES OWNED    PERCENT OF CLASS
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

                                                                      APPENDIX J

                     NUMBER OF BOARD AND COMMITTEE MEETINGS
                   HELD DURING EACH TRUST'S LAST FISCAL YEAR

--------------------------------------------------------------------------------------------------------------------
                                                                        COMPLIANCE RISK               NOMINATING AND
                       REGULAR   SPECIAL   EXECUTIVE    DIVIDEND         MANAGEMENT AND       AUDIT       GOVERNANCE
                         BOARD     BOARD   COMMITTEE   COMMITTEE   REGULATORY OVERSIGHT   COMMITTEE        COMMITTEE
TRUST                  MEETING   MEETING     MEETING     MEETING      COMMITTEE MEETING     MEETING          MEETING
--------------------------------------------------------------------------------------------------------------------
Multistate Trust I
 (except Florida
 Municipal)..........        4         6           0           4                      3           5                4
 Florida Municipal...        4         6           0           3                      4           5                4
Multistate Trust
 II..................        4         8           0           4                      4           4                5
Multistate Trust
 III.................        4         6           0           4                      3           5                4
Multistate Trust
 IV..................        4         6           0           4                      3           5                4
Municipal Trust......        4         6           0           4                      3           4                5
Investment Trust
 (except Balanced
 Municipal and
 Stock)..............        4         8           0           0                      3           4                4
 Balanced Municipal
   and Stock.........        4         8           0           3                      3           4                4
Investment Trust
 II..................        3         9           0           0                      4           4                3
--------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX K

                     NUVEEN MANAGEMENT INVESTMENT COMPANIES

                            AUDIT COMMITTEES CHARTER

                             Revised February, 2004

ORGANIZATION AND MEMBERSHIP

There shall be a committee of each Board of Directors/Trustees (the "Board") of the Nuveen Management Investment Companies (the "Funds" or, individually, a "Fund") to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/ Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the New York Stock Exchange, the American Stock Exchange, Section 10A of the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission"). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee's "financial expert" as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

STATEMENT OF POLICY, PURPOSE AND PROCESSES

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds, (2) the quality and integrity of the financial statements of the Funds, (3) the Funds' compliance with legal and regulatory requirements, and (4) the independent auditors' qualifications, performance and independence. In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds' internal auditor, and the Funds' independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund's annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, "Nuveen") or the Funds' independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds' independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

RESPONSIBILITIES

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. The Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

     With respect to Fund financial statements:

        1. Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds' disclosures in its periodic reports under "Management's Discussion and Analysis."

        2. Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the auditors' review of the Funds' financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman's judgment.

        3. Discussing with management the Funds' press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

        4. Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of material control deficiencies, and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

        5. Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.

        6. Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

        7. Discussing with Fund management the Funds' major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

        8. Reviewing disclosures made to the Audit Committee by the Funds' principal executive officer and principal financial officer during their certification process for the Funds' periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls.

     With respect to the independent auditors:

        1. Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

        2. Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors' evaluation of the Funds' financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management's response, including any restrictions on the scope of the independent auditor's activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

        3. Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

        4. Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor's independence. After reviewing the foregoing report[s] and the independent auditor's work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

        5. Reviewing any reports from the independent auditors mandated by
           Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds' financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

        6. Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

        7. Establishing and recommending to the Board for ratification policies for the Funds', Fund management or the Fund adviser's hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

        8. Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

     With respect to any internal auditor:

        1. Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

        2. Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

Other responsibilities:

        1. Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser's counsel and independent counsel to the Board legal matters that may have a material impact on the Fund's financial statements or compliance policies.

        2. Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

        3. Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

        4. Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

        5. Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds' financial statements or accounting policies.

        6. Obtaining reports from management with respect to the Funds' policies and procedures regarding compliance with applicable laws and regulations.

        7. Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds' financial statements, the Funds' compliance with legal or regulatory requirements, the performance and independence of the Funds' independent auditors, or the performance of the internal audit function.

        8. Performing any special reviews, investigations or oversight responsibilities requested by the Board.

        9. Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

       10. Undertaking an annual review of the performance of the Audit
           Committee.

       11. Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

                                                                      APPENDIX L

                              AMENDED AND RESTATED
                  NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.  NOMINATING AND GOVERNANCE COMMITTEE: MEMBERSHIP AND PURPOSE

The Nominating and Governance Committee shall be composed entirely of independent directors of the Board with one independent director elected as chair of the committee. The term "independent director" as used in this Charter means any director or trustee who is not an "interested person" of the Funds as such term is defined in the Investment Company Act of 1940, as amended, and any rules or regulations adopted thereunder (the "1940 Act").

The purpose of the Committee is to seek, identify and recommend to the Board qualified candidates for election or appointment to the Funds' Board of Directors, and matters related thereto. In addition, the Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, and assignment and rotation of Committee members, the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto.

II.  BOARD: SELECTION AND TENURE

          A. The Committee shall periodically review the composition of the Board of Directors, including its size and mix of skills, experience, and background.

          B. The Committee shall, as part of the recruitment process, and with the assistance of its counsel, define and clarify the duties and responsibilities of Board members. In performing this function, the Committee shall consider, among other things, legal and fiduciary duties; expectations regarding preparation, attendance, and participation at meetings; fund ownership; and limitations on investments.

          C. The Committee shall make nominations for director membership on the Board of Directors, with input from various sources as the committee deems necessary. The Committee shall evaluate the members of the current Board of Directors and identify, recruit and evaluate candidates for Board membership, including evaluation of their independence from the Funds' investment adviser and other principal service providers, including any affiliates of such persons, if applicable. The Committee shall consider the effect of any relationships beyond those delineated in the 1940 Act and any other applicable federal securities laws and regulations and rules and regulations of self-regulatory organizations that might impair their independence, e.g., business, financial or family relationships with the Funds' investment adviser and service providers, including any affiliates of such persons.

          D. The Committee shall review on an annual basis questionnaires completed by all directors regarding their independence.

          E. The Committee shall periodically review and make recommendations with regard to the tenure of the directors, including term limits and/or age limits.

          F. The Committee shall look to many sources for recommendations of qualified directors. These sources shall include current directors, members of the management company, current security holders of the Funds, third party sources and any other persons or entities as may be deemed necessary or desirable by the Committee. The Committee may, but shall not be required to, develop and establish additional material elements of the foregoing policy in furtherance of the objectives and elements currently stated therein.

          G. The Committee may, but shall not be required to, establish necessary or desirable minimum qualifications to be possessed by all nominees and may also establish specific qualities or skills to be possessed by one or more directors.

III.  COMMITTEES: SELECTION AND REVIEW

          A. Subject to the approval of the full Board, the Committee shall review committee assignments at least annually and make nominations for director membership on all committees. The committee shall also recommend to the full Board the chair of each committee.

          B. The Committee shall periodically review and make recommendations to the full Board regarding the responsibilities and charters of any committee (other than the Audit Committee) of the Board, the continuing need for each committee, the need for additional committees, and the need or desire to combine or reorganize committees.

IV.  BOARD: EDUCATION AND OPERATIONS

          A. The Committee shall periodically review and make recommendations concerning continuing education for incumbent directors and appropriate orientation materials and procedures for new directors.

          B. The Committee shall periodically review and make recommendations concerning the organization of Board of Directors meetings, including the frequency, timing, content, and agendas of the meetings.

          C. The Committee shall evaluate the performance of the Board at least annually, with a view towards enhancing its effectiveness.

          D. The Committee shall establish a process by which security holders will be able to communicate in writing with members of the Board of Directors via regular mail. The Manager of Fund Board Relations, or such other person designated by the Committee, shall assist the Committee in developing and implementing this process. The process will also provide that the Manager of Fund Board Relations, or such other person designated by the Committee, will be appointed to administer the operations of the communications process established hereunder. Written communications to directors should be addressed to the Funds at the address of the principal offices of the Funds, which currently is 333 West Wacker Drive, Chicago, Illinois 60606. If the communication is intended for a specific director and so indicated it will be sent only to that director. If a communication does not indicate a specific director it will be sent to the Chair of the Committee and the outside counsel to the independent directors for further distribution as deemed appropriate by such persons. The Committee is hereby authorized to oversee the administration, implementation and maintenance of this communications process and further develop and refine this process as deemed necessary or desirable by the Committee.

          E. The Committee shall establish a policy relating to attendance by directors at annual meetings of the Funds.

V.  OTHER POWERS AND RESPONSIBILITIES

          A. The Committee shall monitor the performance of legal counsel, and any other service providers (other than the independent auditors, which are monitored by the Audit Committee) that are chosen by the directors, and shall supervise counsel for the independent directors.

          B. The Committee shall periodically review and make recommendations regarding director compensation to the full Board of Directors.

          C. The Committee shall have the resources and authority to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

          D. The Committee shall be authorized to adopt Key Practices to further develop, clarify and implement its duties and responsibilities as set forth in this Charter, which Key Practices may be amended and/or restated from time to time upon the approval of a majority of the members of the Committee.

                           [NUVEEN INVESTMENTS LOGO]

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com

                            [NUVEEN INVESTMENTS LOGO]

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

                         3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-800-690-6903 and follow the recorded instructions.

2. On the Internet at www.proxyweb.com, and follow the simple instructions.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope, to Proxy Tabulator, PO Box 9122, Hingham, MA 02043.

                  **** CONTROL NUMBER: 999 999 999 999 98 ****

                             [FUND NAME PRINTS HERE]

                THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
              FOR A SPECIAL MEETING OF SHAREHOLDERS, JULY 26, 2005

A Special Meeting of shareholders will be held in the Assembly Room of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, on Tuesday, July 26, 2005, at 10:30 a.m., Chicago time. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on July 26, 2005, or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR OVER THE INTERNET (www.proxyweb.com).

                                  Date:
                                       -----------------------------------------

                                       SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON
                                       LEFT. (Please sign in Box)

                                       -----------------------------------------

                                       -----------------------------------------

                                       NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT
                                       APPEARS ON THIS PROXY. IF SHARES ARE HELD
                                       JOINTLY, EACH HOLDER MUST SIGN THE PROXY,
                                       IF YOU ARE SIGNING ON BEHALF OF AN
                                       ESTATE, TRUST OR CORPORATION, PLEASE
                                       STATE YOUR TITLE OR CAPACITY.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.  [X]

PLEASE DO NOT USE FINE POINT PENS.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE PROPOSALS SET FORTH IN THIS PROXY AND "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

1.   For shareholders of all Funds:

                                                                                                   FOR         AGAINST       ABSTAIN
     Approval of the new investment management agreement.                                          [ ]           [ ]           [ ]



2a.  For shareholders of Nuveen Balanced Stock and Bond Fund, Nuveen Balanced
     Municipal and Stock Fund and Nuveen Large-Cap Value Fund only:

     Approval of the new sub-advisory agreement between Nuveen Asset                               FOR         AGAINST       ABSTAIN
     Management and Institutional Capital Corporation.                                             [ ]           [ ]           [ ]

2b.  For shareholders of Nuveen NWQ Multi-Cap Value Fund and Nuveen NWQ
     International Value Fund only:

     Approval of the new sub-advisory agreement between Nuveen Asset Management                    FOR         AGAINST       ABSTAIN
     and NWQ Investment Management Company, LLC.                                                   [ ]           [ ]           [ ]


2c.  For shareholders of Nuveen Rittenhouse Growth Fund only:

     Approval of the new sub-advisory agreement between Nuveen Asset Management                    FOR         AGAINST       ABSTAIN
     and Rittenhouse Financial Services, Inc.                                                      [ ]           [ ]           [ ]


3.   For shareholders of all Funds:
                                                                                       FOR
     Election of Board Members:                                                      NOMINEES
                                                                                  listed at left               WITHHOLD AUTHORITY
                                                                                (except as marked           to vote for all nominees
                                                                                 to the contrary)                listed at left
     (01)   Robert P. Bremner         (06)   William J. Schneider                      [ ]                             [ ]
     (02)   Lawrence H. Brown         (07)   Timothy R. Schwertfeger
     (03)   Jack B. Evans             (08)   Judith M. Stockdale
     (04)   William C. Hunter         (09)   Eugene S. Sunshine
     (05)   David J. Kundert


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE
THE NUMBER(S) OF THE NOMINEE(S) ON THE LINE PROVIDED BELOW.)


--------------------------------------------------------------------------------


                                                     PLEASE SIGN ON REVERSE SIDE